UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-07513)

Exact name of registrant as specified in charter:	Putnam Funds Trust

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Robert T. Burns, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	Bryan Chegwidden, Esq. Ropes & Gray LLP 1211 Avenue of the Americas New York, New York 10036

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	February 28, 2015

Date of reporting period:	March 1, 2014 – August 31, 2014

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

FUND SYMBOL
(CLASS A SHARES)

PISFX

Putnam Retirement Income Fund Lifestyle 3

Semiannual report 8 | 31 | 14

A world of investing.®

Putnam INVESTMENTS

PUTNAM RETIREMENT INCOME LIFESTYLE FUNDS invest in a mix of stocks, bonds, and mutual funds for investors seeking income in retirement.

Putnam
Retirement Income
Fund Lifestyle 3

Semiannual report
8 | 31 | 14

Message from the Trustees	1
About the fund	2
Performance snapshot	4
Interview with your fund’s portfolio manager	5
Your fund’s performance	11
Your fund’s expenses	13
Terms and definitions	15
Other information for shareholders	16
Trustee approval of management contract	17
Financial statements	22

Consider these risks before investing: International investing involves currency, economic, and political risks. Emerging-market securities carry illiquidity and volatility risks. Investments in small and/or midsize companies increase the risk of greater price fluctuations. Lower-rated bonds may offer higher yields in return for more risk. Funds that invest in government securities are not guaranteed. Mortgage-backed securities are subject to prepayment risk and the risk that they may increase in value less when interest rates decline and decline in value more when interest rates rise. Our allocation of assets among permitted asset categories may hurt performance. Growth stocks may be more susceptible to earnings disappointments, and value stocks may fail to rebound. Bond investments are subject to interest-rate risk (the risk of bond prices falling if interest rates rise) and credit risk (the risk of an issuer defaulting on interest or principal payments). Interest-rate risk is greater for longer-term bonds, and credit risk is greater for below-investment-grade bonds. Risks associated with derivatives include increased investment exposure (which may be considered leverage) and, in the case of over-the-counter instruments, the potential inability to terminate or sell derivatives positions and the potential failure of the other party to the instrument to meet its obligations. Unlike bonds, funds that invest in bonds have fees and expenses. There is no guarantee that the fund will provide adequate income at and through an investor’s retirement. Stock and bond prices may fall or fail to rise over time for several reasons, including general financial market conditions and factors related to a specific issuer or industry and, with respect to bonds, changing market perceptions of the risk of default and changes in government intervention. These factors may also lead to increased volatility and reduced liquidity in the bond markets. You can lose money by investing in the fund.

Message from the Trustees

Dear Fellow Shareholder:

The U.S. stock market has continued to climb this year. With a better-than-expected second-quarter earnings season, the S&P 500 Index was up 8.34% for the first nine months of 2014. This benchmark eclipsed the 2000 level for the first time in late August — one of many record highs set year to date. Government bonds, including municipal bonds, and other fixed-income securities have also performed well, particularly as interest rates have remained steady and even declined from historically low levels.

In the United States, economic indicators have gradually improved. Notably, second-quarter GDP expanded at a seasonally adjusted annual rate of 4.6%, according to a revised estimate released by the Bureau of Economic Analysis. In addition, the unemployment rate has steadily declined, and data show that the housing and manufacturing sectors are gaining strength. World markets have lagged, however. Geopolitical risk has increased in the Middle East and Eastern Europe, although there has been little negative impact on oil and commodity prices to date. In Europe, a sputtering recovery ground to a halt in the second quarter. The European Central Bank has responded by cutting interest rates further and announcing asset- and bond-buying programs to help lift the region out of its economic doldrums.

As U.S. markets enter the fourth quarter on a high note and geopolitical concerns continue, we encourage you to meet with your financial advisor to ensure that your portfolio is properly diversified and aligned with your objectives and risk tolerance. Keep in mind that Putnam offers a wide range of strategies for all environments, as well as new ways of thinking about building portfolios for today’s markets.

As always, thank you for investing with Putnam.

Respectfully yours,

Robert L. Reynolds
President and Chief Executive Officer
Putnam Investments

Jameson A. Baxter
Chair, Board of Trustees

October 13, 2014

Putnam Retirement Income Fund Lifestyle 3

Helping investors pursue monthly income in retirement

After accumulating savings during your working years, you are faced with another great challenge — using that money to generate income in retirement. Putnam Retirement Income Fund Lifestyle 3 may be attractive to investors who are seeking income for their retirement years with a secondary objective of capital appreciation. Managed by industry veterans, the fund invests in a combination of stocks, bonds, and mutual funds.

A flexible investment portfolio

Putnam Retirement Income Fund Lifestyle 3 can invest in a wide range of securities, including U.S. and international stocks, bonds, convertible securities, and Putnam Absolute Return 700 Fund®.

Strategic allocations

Putnam Absolute Return 700 Fund 10%
Equity 30%
Fixed income 60%

Equity and fixed-income weightings reflect strategic allocations set forth in the fund's prospectus; actual allocations may vary.

Managed by Putnam's experienced Global Asset Allocation group

The fund is managed by a veteran portfolio team who each have more than 15 years of investment experience. As specialists in multi-asset investing, they are skilled in top-down asset allocation decisions as well as selecting stocks and bonds across global markets. They pursue strong returns within the fund's risk profile to deliver long-term income in retirement.

Featured
from left to right:

James A. Fetch
(industry since 1994)

Robert J. Kea, CFA
(industry since 1988)

Robert J. Schoen
(industry since 1990)

Joshua B. Kutin, CFA
(industry since 1998)

Jason R. Vaillancourt, CFA
(industry since 1993)

2 Retirement Income Fund Lifestyle 3

Retirement Income Fund Lifestyle 3 3

Performance
snapshot

Annualized total return (%) comparison as of 8/31/14

The fund — class A shares before sales charge
Putnam Retirement Income Fund Lifestyle 3 (PISFX)
Fund's primary benchmark
Barclays U.S. Aggregate Bond Index
Fund's secondary benchmark
S&P 500 Index
5.53
4.73
8.19
9.00
4.48
16.88
9.50
2.91
20.61
12.75
5.66
25.25
4.11
2.74
8.84
LIFE OF FUND
(since 9/13/04)
5 YEARS
3 YEARS
1 YEAR
6 MONTHS*

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 4.00%; had they, returns would have been lower. See pages 5 and 11–13 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. To obtain the most recent month-end performance, visit putnam.com.

*Returns for the six-month period are not annualized, but cumulative.

4     Retirement Income Fund Lifestyle 3

Interview with your fund’s portfolio manager

Robert J. Kea, CFA

What was the investment environment like during the six-month period ended August 31, 2014?

The period began with some volatility, although markets around the world managed to eke out gains. Concerns about the direction of U.S. Federal Reserve policy as well as geopolitical worries in Eastern Europe weighed on stock performance. Markets around the world added gains in the second quarter. Stocks performed well as a result of accommodative central banks in the United States and Europe, solid corporate earnings, and a gradually improving economic picture. Outbreaks of violent conflict in Ukraine and Iraq contributed new uncertainties, particularly with regard to energy prices, but markets generally took the initial phases of these events in stride.

By the latter months of the period, investors were encouraged by greater clarity on Fed policy and steady improvement in the U.S. economy. While Russia’s military actions in Ukraine, Middle East turmoil, and the stagnating eurozone economy all constrained markets, the U.S. stock market delivered strong returns, thanks to positive second-quarter earnings and improving economic data in many key areas.

How did Putnam Retirement Income Fund Lifestyle 3 perform in this environment?

Within the fund, we allocate investments to several underlying Putnam strategies that

Broad market index and fund performance

This comparison shows your fund’s performance in the context of broad market indexes for the six months ended 8/31/14. See pages 4 and 11–13 for additional fund performance information. Index descriptions can be found on page 16.

Retirement Income Fund Lifestyle 3     5

invest across asset classes, including allocations to equities, fixed income, and absolute return. Equity allocations within the portfolio seek to invest in less volatile, or “low-beta,” stocks. Our research has shown that low-beta stocks have historically provided better risk-adjusted returns for longer time periods compared with the overall market. Over the course of the semiannual period, this strategy helped reduce overall portfolio volatility. I am pleased to report that the fund delivered positive results for investors, with contributions coming from both asset allocation decisions and individual security selection.

For the six months ended August 31, 2014, the fund delivered a positive return that surpassed the return of its primary benchmark, the Barclays U.S. Aggregate Bond Index, but lagged the performance of its secondary all-equity benchmark, the S&P 500 Index.

What strategies added to portfolio performance on an absolute basis during the six-month period?

Within equities, positive performance was broad-based. Within the fund’s directional component — those strategies that are linked to the overall direction of markets — the largest contribution came from our U.S. equity exposure. Within equities, we favored developed markets, particularly the United States. In Europe, the portfolio’s overweight to core eurozone countries like Germany and France helped offset any negative results from the situation between Russia and Ukraine.

Within fixed income, both high-yield and investment-grade corporate credit were also drivers of returns, as spreads continued to grind tighter. Regional equity trades, which tended to favor U.S. equities over

Portfolio composition

Allocations are shown as a percentage of the fund’s net assets as of 8/31/14. Cash and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. Allocations also reflect the holdings of one or more of the Putnam Absolute Return Funds. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the exclusion of as-of trades, if any, and the use of different classifications of securities for presentation purposes. Holdings and allocations may vary over time.

6     Retirement Income Fund Lifestyle 3

“By the latter months of the period,
investors were encouraged by greater
clarity on Fed policy and steady
improvement in the U.S. economy.”

Bob Kea

international markets, added value. In addition, the fixed-income alpha strategy, which primarily attempts to isolate mortgage credit and prepayment risk, was a key contributor.

Where did you generate returns for the fund during the period?

Several factors contributed. The fund’s equity holdings helped performance as well as exposure to high-yield corporate bonds. Default rates have remained below historical averages, as corporations have not spent money in an aggressive manner that could weaken balance sheets. The fund maintained low exposure to government bonds and to interest-rate risk in general, which also helped as those areas underperformed more credit-sensitive areas of fixed income.

Did you make any strategy shifts during the period?

At the end of the period, with the run-up in equities, we started to reduce the equity exposure in the fund. We believe that equity values are slightly stretched and, going forward, we expect equity returns to fall more in line with historical norms. Within the portfolio, we have been less reliant on interest-rate and duration strategies. We plan to maintain this strategy in the current environment.

Top 10 holdings

This table shows the fund’s top 10 individual holdings and the percentage of the fund’s net assets that each represented as of 8/31/14. Short-term holdings and derivatives, if any, are excluded. Holdings may vary over time.

Retirement Income Fund Lifestyle 3     7

How did the fund use derivatives during the period?

We used credit default swaps to hedge credit and market risks, as well as to gain exposure to individual securities and baskets of securities.

What is your outlook for the fund and the global economy?

We expect equity markets to continue to make modest gains this year. In our view, stocks may be fully valued, but they are not overvalued. We believe that the U.S. economy will continue to grow and corporate earnings will remain solid. That said, we do not expect stocks to advance as much in 2014 as they did in 2013. We believe continued accommodative monetary policy that is expected from the Fed and other major central banks should provide a supportive backdrop for equity prices.

Likewise, we believe that credit-sensitive assets such as high-yield bonds may continue to advance, albeit not as strongly as they did in 2013. Since our longer-term outlook is for rising interest rates, we will continue to be underweight interest-rate-sensitive assets in the fund and maintain a focus on equities, particularly U.S. stocks. The Fed’s reduction of monetary stimulus has created a transitional phase for the markets and the economy. Combined with ongoing geopolitical risks, this adds to the uncertainty and potential volatility going forward.

Thank you, Bob, for your time and insights today.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Portfolio composition comparison

This chart shows how the fund’s top weightings have changed over the past six months. Allocations are shown as a percentage of the fund’s net assets. Allocations also reflect the holdings of one or more of the Putnam Absolute Return Funds. Current period summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the exclusion of as-of trades, if any, and the use of different classifications of securities for presentation purposes. Holdings and allocations may vary over time.

8     Retirement Income Fund Lifestyle 3

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

Portfolio Manager Robert J. Kea is Co-Head of Global Asset Allocation at Putnam. He holds an M.B.A. from the Bentley University Graduate School of Business and a B.A. from the University of Massachusetts, Amherst. He joined Putnam in 1989 and has been in the investment industry since 1988.

In addition to Bob, your fund’s portfolio managers are James A. Fetch; Joshua B. Kutin, CFA; Robert J. Schoen; and Jason R. Vaillancourt, CFA.

ABOUT DERIVATIVES

Derivatives are an increasingly common type of investment instrument, the performance of which is derived from an underlying security, index, currency, or other area of the capital markets. Derivatives employed by the fund’s managers generally serve one of two main purposes: to implement a strategy that may be difficult or more expensive to invest in through traditional securities, or to hedge unwanted risk associated with a particular position.

For example, the fund’s managers might use currency forward contracts to capitalize on an anticipated change in exchange rates between two currencies. This approach would require a significantly smaller outlay of capital than purchasing traditional bonds denominated in the underlying currencies. In another example, the managers may identify a bond that they believe is undervalued relative to its risk of default, but may seek to reduce the interest-rate risk of that bond by using interest-rate swaps, a derivative through which two parties “swap” payments based on the movement of certain rates. In other examples, the managers may use options and futures contracts to hedge against a variety of risks by establishing a combination of long and short exposures to specific equity markets or sectors.

Like any other investment, derivatives may not appreciate in value and may lose money. Derivatives may amplify traditional investment risks through the creation of leverage and may be less liquid than traditional securities. And because derivatives typically represent contractual agreements between two financial institutions, derivatives entail “counterparty risk,” which is the risk that the other party is unable or unwilling to pay. Putnam monitors the counterparty risks we assume. For example, Putnam often enters into collateral agreements that require the counterparties to post collateral on a regular basis to cover their obligations to the fund. Counterparty risk for exchange-traded futures and centrally cleared swaps is mitigated by the daily exchange of margin and other safeguards against default through their respective clearinghouses.

Retirement Income Fund Lifestyle 3     9

IN THE NEWS

A pledge two years ago by the European Central Bank (ECB) to “do whatever it takes” to save the euro is reflected in a landmark decision made early this September. The ECB instituted a bond-buying program that earmarked upward of €700 billion, or $906 billion, aimed at jump-starting lending activity and, ultimately, at reigniting Europe’s decelerating economic recovery. In addition, the ECB slashed its main refinancing rate to a record low of 0.05% and drove its deposit rate deeper into negative territory. This means banks will now pay an even greater premium for parking money at the ECB for short periods of time rather than lending it to businesses. The new measures also seek to lift the eurozone’s historically low inflation rate to its target of 2%. Still, skeptics fear that more intensive fiscal and structural reforms among the 18-nation euro currency bloc will be needed to stimulate a long-term European economic recovery.

10     Retirement Income Fund Lifestyle 3

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended August 31, 2014, the end of the first half of its current fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance information as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class R and Y shares are not available to all investors. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 8/31/14

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(9/13/04)		(9/12/05)		(9/12/05)		(9/12/05)		(9/12/05)	(10/4/05)
	Before sales charge	After sales charge	Before CDSC	After CDSC	Before CDSC	After CDSC	Before sales charge	After sales charge	Net asset value	Net asset value
Life of fund	70.92%	64.09%	60.80%	60.80%	58.52%	58.52%	63.83%	58.50%	66.64%	74.85%
Annual average	5.53	5.10	4.88	4.88	4.73	4.73	5.08	4.73	5.26	5.77
5 years	53.89	47.74	47.99	45.99	48.11	48.11	51.22	46.30	51.64	55.68
Annual average	9.00	8.12	8.16	7.86	8.17	8.17	8.62	7.91	8.68	9.26
3 years	31.29	26.04	28.23	25.23	28.35	28.35	30.26	26.03	29.90	32.15
Annual average	9.50	8.02	8.64	7.79	8.68	8.68	9.21	8.02	9.11	9.74
1 year	12.75	8.24	11.89	6.89	11.97	10.97	12.51	8.85	12.48	13.08
6 months	4.11	–0.06	3.66	–1.34	3.75	2.75	3.99	0.61	3.98	4.21

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns for class A and M shares reflect the deduction of the maximum 4.00% and 3.25% sales charge, respectively, levied at the time of purchase. Class B share returns after contingent deferred sales charge (CDSC) reflect the applicable CDSC, which is 5% in the first year, declining over time to 1% in the sixth year, and is eliminated thereafter. Class C share returns after CDSC reflect a 1% CDSC for the first year that is eliminated thereafter. Class R and Y shares have no initial sales charge or CDSC. Performance for class B, C, M, R, and Y shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and the higher operating expenses for such shares, except for class Y shares, for which 12b-1 fees are not applicable.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

Class B share performance reflects conversion to class A shares after eight years.

Retirement Income Fund Lifestyle 3     11

Comparative index returns For periods ended 8/31/14

	Barclays U.S. Aggregate Bond Index	S&P 500 Index
Life of fund	58.54%	119.07%
Annual average	4.73	8.19
5 years	24.50	118.10
Annual average	4.48	16.88
3 years	9.00	75.43
Annual average	2.91	20.61
1 year	5.66	25.25
6 months	2.74	8.84

Index results should be compared with fund performance before sales charge, before CDSC, or at net asset value.

Fund price and distribution information For the six-month period ended 8/31/14

Distributions	Class A		Class B	Class C	Class M		Class R	Class Y
Number	6		6	6	6		6	6
Income	$0.102		$0.062	$0.062	$0.089		$0.088	$0.114
Capital gains	—		—	—	—		—	—
Total	$0.102		$0.062	$0.062	$0.089		$0.088	$0.114
Share value	Before sales charge	After sales charge	Net asset value	Net asset value	Before sales charge	After sales charge	Net asset value	Net asset value
2/28/14	$11.05	$11.51	$11.01	$11.01	$11.03	$11.40	$11.04	$11.07
8/31/14	11.40	11.88	11.35	11.36	11.38	11.76	11.39	11.42
Current rate (end of period)	Before sales charge	After sales charge	Net asset value	Net asset value	Before sales charge	After sales charge	Net asset value	Net asset value
Current dividend rate 1,2	1.79%	1.72%	1.06%	1.06%	1.48%	1.43%	1.47%	2.00%
Current 30-day SEC yield 3,4 (with expense limitation)	N/A	1.15	0.46	0.46	N/A	0.91	0.74	1.44
Current 30-day SEC yield 3,4 (without expense limitation)	N/A	0.23	–0.49	–0.49	N/A	–0.03	–0.20	0.47

The classification of distributions, if any, is an estimate. Before-sales-charge share value and current dividend rate for class A and M shares, if applicable, do not take into account any sales charge levied at the time of purchase. After-sales-charge share value, current dividend rate, and current 30-day SEC yield, if applicable, are calculated assuming that the maximum sales charge (4.00% for class A shares and 3.25% for class M shares) was levied at the time of purchase. Final distribution information will appear on your year-end tax forms.

1Most recent distribution, excluding capital gains, annualized and divided by share price before or after sales charge at period-end.

2Current dividend rate excludes dividends received from underlying Putnam funds.

3For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

4Based only on investment income and calculated using the maximum offering price for each share class, in accordance with SEC guidelines.

12     Retirement Income Fund Lifestyle 3

Fund performance as of most recent calendar quarter Total return for periods ended 9/30/14

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(9/13/04)		(9/12/05)		(9/12/05)		(9/12/05)		(9/12/05)	(10/4/05)
	Before sales charge	After sales charge	Before CDSC	After CDSC	Before CDSC	After CDSC	Before sales charge	After sales charge	Net asset value	Net asset value
Annual average
(life of fund)	5.24%	4.81%	4.60%	4.60%	4.44%	4.44%	4.79%	4.45%	4.97%	5.48%
10 years	66.48	59.82	56.68	56.68	54.30	54.30	59.53	54.35	62.28	70.34
Annual average	5.23	4.80	4.59	4.59	4.43	4.43	4.78	4.44	4.96	5.47
5 years	45.15	39.35	39.85	37.85	39.84	39.84	42.82	38.18	43.04	47.01
Annual average	7.74	6.86	6.94	6.63	6.94	6.94	7.39	6.68	7.42	8.01
3 years	34.99	29.59	31.99	28.99	31.85	31.85	33.94	29.59	33.72	35.86
Annual average	10.52	9.02	9.69	8.86	9.65	9.65	10.23	9.02	10.17	10.76
1 year	7.46	3.17	6.72	1.72	6.59	5.59	7.23	3.74	7.21	7.68
6 months	1.27	–2.78	1.00	–4.00	0.91	–0.09	1.16	–2.13	1.15	1.47

See the discussion following the fund performance table on page 11 for information about the calculation of fund performance.

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. In the most recent six-month period, your fund’s expenses were limited; had expenses not been limited, they would have been higher. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class M	Class R	Class Y
Net expenses for the fiscal year ended 2/28/14*	1.11%	1.86%	1.86%	1.36%	1.36%	0.86%
Total annual operating expenses for the fiscal year ended 2/28/14	1.88%	2.63%	2.63%	2.13%	2.13%	1.63%
Annualized expense ratio for the six-month period ended 8/31/14	1.00%	1.75%	1.75%	1.25%	1.25%	0.75%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report.

Prospectus expense information also includes the impact of acquired fund fees and expenses of 0.10%, which is not included in the financial highlights or annualized expense ratios. Expenses are shown as a percentage of average net assets.

*Reflects Putnam Management’s contractual obligation to limit expenses through 6/30/15.

Retirement Income Fund Lifestyle 3     13

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in the fund from March 1, 2014, to August 31, 2014. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R	Class Y
Expenses paid per $1,000*†	$5.14	$8.98	$8.99	$6.43	$6.43	$3.86
Ending value (after expenses)	$1,041.10	$1,036.60	$1,037.50	$1,039.90	$1,039.80	$1,042.10

*Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 8/31/14. The expense ratio may differ for each share class.

†Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended August 31, 2014, use the following calculation method. To find the value of your investment on March 1, 2014, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R	Class Y
Expenses paid per $1,000*†	$5.09	$8.89	$8.89	$6.36	$6.36	$3.82
Ending value (after expenses)	$1,020.16	$1,016.38	$1,016.38	$1,018.90	$1,018.90	$1,021.42

*Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 8/31/14. The expense ratio may differ for each share class.

†Expenses are calculated by multiplying the expense ratio by the average account value for the six-month period; then multiplying the result by the number of days in the six-month period; and then dividing that result by the number of days in the year.

14     Retirement Income Fund Lifestyle 3

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Before sales charge, or net asset value, is the price, or value, of one share of a mutual fund, without a sales charge. Before-sales-charge figures fluctuate with market conditions, and are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

After sales charge is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. After-sales-charge performance figures shown here assume the 4.00% maximum sales charge for class A shares and 3.25% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are not subject to an initial sales charge. They may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class R shares are not subject to an initial sales charge or CDSC and are available only to certain employer-sponsored retirement plans.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Fixed-income terms

Current rate is the annual rate of return earned from dividends or interest of an investment. Current rate is expressed as a percentage of the price of a security, fund share, or principal investment.

Mortgage-backed security (MBS), also known as a mortgage “pass-through,” is a type of asset-backed security that is secured by a mortgage or collection of mortgages. The following are types of MBSs:

• Agency “pass-through” has its principal and interest backed by a U.S. government agency, such as the Federal National Mortgage Association (Fannie Mae), Government National Mortgage Association (Ginnie Mae), and Federal Home Loan Mortgage Corporation (Freddie Mac).

• Collateralized mortgage obligation (CMO) represents claims to specific cash flows from pools of home mortgages. The streams of principal and interest payments on the mortgages are distributed to the different classes of CMO interests in “tranches.” Each tranche may have different principal balances, coupon rates, prepayment risks, and maturity dates. A CMO is highly sensitive to changes in interest rates and any resulting change in the rate at which homeowners sell their properties, refinance, or otherwise prepay loans. CMOs are subject to prepayment, market, and liquidity risks.

• Interest-only (IO) security is a type of CMO in which the underlying asset is the interest portion of mortgage, Treasury, or bond payments.

• Non-agency residential mortgage-backed security (RMBS) is an MBS not backed by Fannie Mae, Ginnie Mae, or Freddie Mac. One type of RMBS is an Alt-A mortgage-backed security.

• Commercial mortgage-backed security (CMBS) is secured by the loan on a commercial property.

Retirement Income Fund Lifestyle 3     15

Yield curve is a graph that plots the yields of bonds with equal credit quality against their differing maturity dates, ranging from shortest to longest. It is used as a benchmark for other debt, such as mortgage or bank lending rates.

Comparative indexes

Barclays U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

BofA Merrill Lynch U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Other information for shareholders

Important notice regarding delivery of shareholder documents

In accordance with Securities and Exchange Commission (SEC) regulations, Putnam sends a single copy of annual and semiannual shareholder reports, prospectuses, and proxy statements to Putnam shareholders who share the same address, unless a shareholder requests otherwise. If you prefer to receive your own copy of these documents, please call Putnam at 1-800-225-1581, and Putnam will begin sending individual copies within 30 days.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2014, are available in the Individual Investors section of putnam.com, and on the SEC’s website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Form N-Q on the SEC’s website at www.sec.gov. In addition, the fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the Public Reference Room.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of August 31, 2014, Putnam employees had approximately $498,000,000 and the Trustees had approximately $138,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

16     Retirement Income Fund Lifestyle 3

Trustee approval of management contract

General conclusions

The Board of Trustees of the Putnam funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Investment Management, LLC (“Putnam Management”), the sub-management contract with respect to your fund between Putnam Management and its affiliate, Putnam Investments Limited (“PIL”), and the sub-advisory contract among Putnam Management, PIL, and another affiliate, The Putnam Advisory Company (“PAC”). The Board of Trustees, with the assistance of its Contract Committee, requests and evaluates all information it deems reasonably necessary under the circumstances in connection with its annual contract review. The Contract Committee consists solely of Trustees who are not “interested persons” (as this term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of the Putnam funds (“Independent Trustees”).

At the outset of the review process, members of the Board’s independent staff and independent legal counsel met with representatives of Putnam Management to review the annual contract review materials furnished to the Contract Committee during the course of the previous year’s review and to discuss possible changes in these materials that might be necessary or desirable for the coming year. Following these discussions and in consultation with the Contract Committee, the Independent Trustees’ independent legal counsel requested that Putnam Management furnish specified information, together with any additional information that Putnam Management considered relevant, to the Contract Committee. Over the course of several months ending in June 2014, the Contract Committee met on a number of occasions with representatives of Putnam Management, and separately in executive session, to consider the information that Putnam Management provided, as well as supplemental information provided in response to additional requests made by the Contract Committee. Throughout this process, the Contract Committee was assisted by the members of the Board’s independent staff and by independent legal counsel for the Putnam funds and the Independent Trustees.

In May 2014, the Contract Committee met in executive session to discuss and consider its preliminary recommendations with respect to the continuance of the contracts. At the Trustees’ June 20, 2014 meeting, the Contract Committee met in executive session with the other Independent Trustees to review a summary of the key financial, performance and other data that the Contract Committee considered in the course of its review. The Contract Committee then presented its written report, which summarized the key factors that the Committee had considered and set forth its final recommendations. The Contract Committee then recommended, and the Independent Trustees approved, the continuance of your fund’s management, sub-management and sub-advisory contracts, effective July 1, 2014. (Because PIL and PAC are affiliates of Putnam Management and Putnam Management remains fully responsible for all services provided by PIL and PAC, the Trustees have not attempted to evaluate PIL or PAC as separate entities, and all subsequent references to Putnam Management below should be deemed to include reference to PIL and PAC as necessary or appropriate in the context.)

The Independent Trustees’ approval was based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being

Retirement Income Fund Lifestyle 3     17

provided to the fund, the fees paid by competitive funds, and the costs incurred by Putnam Management in providing services to the fund; and

• That the fee schedule in effect for your fund represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the management arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that some aspects of the arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of fee arrangements in previous years. For example, with some minor exceptions, the current fee arrangements under the management contracts for the Putnam funds were implemented at the beginning of 2010 following extensive review by the Contract Committee and discussions with representatives of Putnam Management, as well as approval by shareholders. Shareholders also voted overwhelmingly to approve these fee arrangements in early 2014, when they were asked to approve new management contracts (with the same fees and substantially identical other provisions) following the possible termination of the previous management contracts as a result of the death of the Honorable Paul G. Desmarais. (Mr. Desmarais, both directly and through holding companies, controlled a majority of the voting shares of Power Corporation of Canada, which (directly and indirectly) is the majority owner of Putnam Management. Mr. Desmarais’ voting control of shares of Power Corporation of Canada was transferred to The Desmarais Family Residuary Trust upon his death and this transfer, as a technical matter, may have constituted an “assignment” within the meaning of the 1940 Act, causing the Putnam funds’ management contracts to terminate automatically.)

Management fee schedules and total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints. The Trustees also reviewed the total expenses of each Putnam fund, recognizing that in most cases management fees represented the major, but not the sole, determinant of total costs to shareholders.

In reviewing fees and expenses, the Trustees generally focus their attention on material changes in circumstances — for example, changes in assets under management, changes in a fund’s investment style, changes in Putnam Management’s operating costs or profitability, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not warrant changes to the management fee structure of your fund.

Under its management contract, your fund has the benefit of breakpoints in its management fee schedule that provide shareholders with economies of scale in the form of reduced fee levels as assets under management in the Putnam family of funds increase. The Trustees concluded that the fee schedule in effect for your fund represented an appropriate sharing of economies of scale between fund shareholders and Putnam Management.

18     Retirement Income Fund Lifestyle 3

As in the past, the Trustees also focused on the competitiveness of each fund’s total expense ratio. In order to ensure that expenses of the Putnam funds continue to meet competitive standards, the Trustees and Putnam Management have implemented certain expense limitations. These expense limitations were: (i) a contractual expense limitation applicable to all retail open-end funds of 32 basis points on investor servicing fees and expenses and (ii) a contractual expense limitation applicable to all open-end funds of 20 basis points on so-called “other expenses” (i.e., all expenses exclusive of management fees, investor servicing fees, distribution fees, investment-related expenses, interest, taxes, brokerage commissions, extraordinary expenses and acquired fund fees and expenses). These expense limitations serve in particular to maintain competitive expense levels for funds with large numbers of small shareholder accounts and funds with relatively small net assets. Most funds had sufficiently low expenses that these expense limitations did not apply. However, in the case of your fund, the second of the expense limitations applied during its fiscal year ending in 2013. In addition, effective through at least June 30, 2015, Putnam Management will waive fees and/or reimburse expenses of your fund to the extent that expenses of the fund (excluding payments under the fund’s distribution plans, brokerage, interest, taxes, investment-related expenses, extraordinary expenses, and acquired fund fees and expenses) would exceed an annual rate of 0.75% of its average net assets. Putnam Management’s support for these expense limitation arrangements was an important factor in the Trustees’ decision to approve the continuance of your fund’s management, sub-management and sub-advisory contracts.

The Trustees reviewed comparative fee and expense information for a custom group of competitive funds selected by Lipper Inc. (“Lipper”). This comparative information included your fund’s percentile ranking for effective management fees and total expenses (excluding any applicable 12b-1 fee), which provides a general indication of your fund’s relative standing. In the custom peer group, your fund ranked in the fifth quintile in effective management fees (determined for your fund and the other funds in the custom peer group based on fund asset size and the applicable contractual management fee schedule) and in the fourth quintile in total expenses (excluding any applicable 12b-1 fees) as of December 31, 2013 (the first quintile representing the least expensive funds and the fifth quintile the most expensive funds). The fee and expense data reported by Lipper as of December 31, 2013 reflected the most recent fiscal year-end data available in Lipper’s database at that time.

In connection with their review of the management fees and total expenses of the Putnam funds, the Trustees also reviewed the costs of the services provided and the profits realized by Putnam Management and its affiliates from their contractual relationships with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management, investor servicing and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability, allocated on a fund-by-fund basis, with respect to the funds’ management, distribution, and investor servicing contracts. For each fund, the analysis presented information about revenues, expenses and profitability for each of the agreements separately and for the agreements taken together on a combined basis. The Trustees concluded that, at current asset levels, the fee schedules in place represented reasonable compensation for the services being provided and represented an appropriate sharing of such economies of scale as may exist in the management of the Putnam funds at that time.

Retirement Income Fund Lifestyle 3     19

The information examined by the Trustees as part of their annual contract review for the Putnam funds has included for many years information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans, college endowments, and the like. This information included comparisons of those fees with fees charged to the Putnam funds, as well as an assessment of the differences in the services provided to these different types of clients. The Trustees observed that the differences in fee rates between institutional clients and mutual funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients may reflect historical competitive forces operating in separate markets. The Trustees considered the fact that in many cases fee rates across different asset classes are higher on average for mutual funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to its institutional clients. The Trustees did not rely on these comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the Putnam funds’ investment process and performance by the work of the investment oversight committees of the Trustees, which meet on a regular basis with the funds’ portfolio teams and with the Chief Investment Officer and other senior members of Putnam Management’s Investment Division throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — based on the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to them, and in general Putnam Management’s ability to attract and retain high-quality personnel — but also recognized that this does not guarantee favorable investment results for every fund in every time period.

The Trustees considered that 2013 was a year of strong competitive performance for many of the Putnam funds, with only a relatively small number of exceptions. They noted that this strong performance was exemplified by the fact that the Putnam funds were recognized by Barron’s as the second-best performing mutual fund complex for both 2013 and the five-year period ended December 31, 2013. They also noted, however, the disappointing investment performance of some funds for periods ended December 31, 2013 and considered information provided by Putnam Management regarding the factors contributing to the underperformance and actions being taken to improve the performance of these particular funds. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these efforts and to evaluate whether additional actions to address areas of underperformance are warranted.

For purposes of evaluating investment performance, the Trustees generally focus on competitive industry rankings for the one-year, three-year and five-year periods. For a number of Putnam funds with relatively unique investment mandates for which meaningful competitive performance rankings are not considered available, the Trustees evaluated performance based on comparisons of fund returns with the returns of selected investment benchmarks. In the case of your fund, the Trustees considered that its class A shares’ return net of fees and expenses was positive over the one-year, three-year and

20     Retirement Income Fund Lifestyle 3

five-year periods ended December 31, 2013. The Trustees did not find any evidence of underperformance that would suggest a need for concern regarding the investment process for your fund. (When considering performance information, shareholders should be mindful that past performance is not a guarantee of future results.)

The Trustees noted, however, that before it was renamed Putnam Retirement Income Fund Lifestyle 3 on June 16, 2011, the fund (as Putnam Income Strategies Fund) did not invest in Putnam Absolute Return 700 Fund. Had your fund done so, its performance may have been different.

The Trustees also considered Putnam Management’s continued efforts to support fund performance through initiatives including structuring compensation for portfolio managers and research analysts to enhance accountability for fund performance, emphasizing accountability in the portfolio management process, and affirming its commitment to a fundamental-driven approach to investing. The Trustees noted further that Putnam Management continued to strengthen its fundamental research capabilities by adding new investment personnel.

Brokerage and soft-dollar allocations; investor servicing

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage allocation and the use of soft dollars, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that are expected to be useful to Putnam Management in managing the assets of the fund and of other clients. Subject to policies established by the Trustees, soft dollars generated by these means are used primarily to acquire brokerage and research services that enhance Putnam Management’s investment capabilities and supplement Putnam Management’s internal research efforts. However, the Trustees noted that a portion of available soft dollars continues to be used to pay fund expenses. The Trustees indicated their continued intent to monitor regulatory and industry developments in this area with the assistance of their Brokerage Committee and also indicated their continued intent to monitor the allocation of the Putnam funds’ brokerage in order to ensure that the principle of seeking best price and execution remains paramount in the portfolio trading process.

Putnam Management may also receive benefits from payments that the funds make to Putnam Management’s affiliates for investor or distribution services. In conjunction with the annual review of your fund’s management, sub-management and sub-advisory contracts, the Trustees reviewed your fund’s investor servicing agreement with Putnam Investor Services, Inc. (“PSERV”) and its distributor’s contracts and distribution plans with Putnam Retail Management Limited Partnership (“PRM”), both of which are affiliates of Putnam Management. The Trustees concluded that the fees payable by the funds to PSERV and PRM, as applicable, for such services are reasonable in relation to the nature and quality of such services, the fees paid by competitive funds, and the costs incurred by PSERV and PRM, as applicable, in providing such services.

Retirement Income Fund Lifestyle 3     21

Financial statements

A guide to financial statements

These sections of the report, as well as the accompanying Notes, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

22     Retirement Income Fund Lifestyle 3

The fund’s portfolio 8/31/14 (Unaudited)

COMMON STOCKS (31.2%)*	Shares	Value
Banking (1.8%)
Australia & New Zealand Banking Group, Ltd. (Australia)	393	$12,270
Banco Santander SA (Spain)	2,381	23,745
Bank of New York Mellon Corp. (The)	529	20,726
Bendigo and Adelaide Bank, Ltd. (Australia)	1,311	15,244
CaixaBank, SA (Spain)	3,854	23,183
City National Corp.	114	8,650
Commonwealth Bank of Australia (Australia)	349	26,506
First Niagara Financial Group, Inc.	482	4,193
JPMorgan Chase & Co.	1,114	66,227
Natixis (France)	4,406	30,973
PNC Financial Services Group, Inc.	512	43,392
Resona Holdings, Inc. (Japan)	3,100	16,810
State Street Corp.	389	28,020
Sumitomo Mitsui Financial Group, Inc. (Japan)	200	8,074
Svenska Handelsbanken AB Class A (Sweden)	781	36,607
Swedbank AB Class A (Sweden)	449	11,435
Wells Fargo & Co.	72	3,704
Westpac Banking Corp. (Australia)	1,363	44,605
		424,364
Basic materials (1.0%)
Asahi Kasei Corp. (Japan)	2,000	16,039
BASF SE (Germany)	262	26,952
Dow Chemical Co. (The)	789	42,251
Fletcher Building, Ltd. (New Zealand)	3,100	23,856
LyondellBasell Industries NV Class A	250	28,588
Mitsubishi Chemical Holdings Corp. (Japan)	3,400	16,957
Packaging Corp. of America	60	4,079
Reliance Steel & Aluminum Co.	50	3,496
Rio Tinto PLC (United Kingdom)	612	32,650
Sherwin-Williams Co. (The)	114	24,865
Stora Enso OYJ Class R (Finland)	2,168	18,872
		238,605
Capital goods (1.4%)
ABB, Ltd. (Switzerland)	736	16,699
BAE Systems PLC (United Kingdom)	5,346	39,503
Ball Corp.	90	5,769
Canon, Inc. (Japan)	600	19,601
Caterpillar, Inc.	191	20,832
Crown Holdings, Inc. †	445	21,480
Cummins, Inc.	150	21,767
IDEX Corp.	109	8,386
Ingersoll-Rand PLC	150	9,030
Joy Global, Inc.	132	8,336
Leggett & Platt, Inc.	172	6,035
Northrop Grumman Corp.	213	27,098
Raytheon Co.	410	39,499
Roper Industries, Inc.	154	23,186
Toyoda Gosei Co., Ltd. (Japan)	600	11,424

Retirement Income Fund Lifestyle 3     23

COMMON STOCKS (31.2%)* cont.	Shares	Value
Capital goods cont.
Vinci SA (France)	507	$33,142
WABCO Holdings, Inc. †	198	20,434
		332,221
Communication services (1.2%)
Belgacom SA (Belgium)	755	26,919
Bezeq The Israeli Telecommunication Corp., Ltd. (Israel)	6,824	12,898
Comcast Corp. Class A	867	47,451
Deutsche Telekom AG (Germany)	2,106	31,490
Nippon Telegraph & Telephone (NTT) Corp. (Japan)	300	20,126
NTT DoCoMo, Inc. (Japan)	800	13,829
Orange (France)	1,920	29,062
Spark New Zealand, Ltd. (New Zealand)	6,593	16,186
Telstra Corp., Ltd. (Australia)	2,706	14,052
Verizon Communications, Inc.	1,132	56,396
Vodafone Group PLC (United Kingdom)	2,741	9,408
		277,817
Conglomerates (0.3%)
AMETEK, Inc.	227	12,017
Bouygues SA (France)	774	28,410
Danaher Corp.	347	26,584
		67,011
Consumer cyclicals (3.2%)
ADT Corp. (The)	222	8,183
Asahi Glass Co., Ltd. (Japan)	2,000	10,830
Bayerische Motoren Werke (BMW) AG (Germany)	298	34,692
Dai Nippon Printing Co., Ltd. (Japan)	1,000	10,491
Daihatsu Motor Co., Ltd. (Japan)	1,400	24,018
Daimler AG (Registered Shares) (Germany)	182	14,884
Daito Trust Construction Co., Ltd. (Japan)	200	24,730
Deckers Outdoor Corp. †	22	2,029
Expedia, Inc.	101	8,676
GameStop Corp. Class A	151	6,372
Gap, Inc. (The)	227	10,476
Geberit International AG (Switzerland)	47	15,947
General Motors Co.	210	7,308
Hanesbrands, Inc.	96	9,857
Harley-Davidson, Inc.	245	15,572
Hilton Worldwide Holdings, Inc. †	814	20,610
Home Depot, Inc. (The)	520	48,620
Host Hotels & Resorts, Inc. R	4,014	91,599
Hugo Boss AG (Germany)	158	22,141
Kimberly-Clark Corp.	400	43,200
Lowe’s Cos., Inc.	490	25,730
Macy’s, Inc.	265	16,507
MasterCard, Inc. Class A	31	2,350
Next PLC (United Kingdom)	408	48,057
Omnicom Group, Inc.	217	15,626
Priceline Group, Inc. (The) †	11	13,687
Reed Elsevier PLC (United Kingdom)	1,754	28,609
Ryman Hospitality Properties R	571	28,407

24     Retirement Income Fund Lifestyle 3

COMMON STOCKS (31.2%)* cont.	Shares	Value
Consumer cyclicals cont.
Scripps Networks Interactive Class A	104	$8,290
SJM Holdings, Ltd. (Hong Kong)	7,000	17,613
Swire Pacific, Ltd. Class A (Hong Kong)	3,000	40,374
TABCORP Holdings, Ltd. (Australia)	9,198	30,840
Viacom, Inc. Class B	309	25,075
Wyndham Worldwide Corp.	115	9,308
		740,708
Consumer finance (0.3%)
Discover Financial Services	464	28,940
Santander Consumer USA Holdings, Inc.	165	3,072
Visa, Inc. Class A	182	38,679
		70,691
Consumer staples (2.1%)
British American Tobacco (BAT) PLC (United Kingdom)	454	26,783
Colgate-Palmolive Co.	120	7,768
CVS Caremark Corp.	669	53,152
Dr. Pepper Snapple Group, Inc.	372	23,406
Genuine Parts Co.	191	16,758
Geo Group, Inc. (The) R	963	36,035
ITOCHU Corp. (Japan)	1,500	19,066
Japan Tobacco, Inc. (Japan)	300	10,276
Kao Corp. (Japan)	300	12,932
Kirin Holdings Co., Ltd. (Japan)	1,400	18,764
Lawson, Inc. (Japan)	200	14,359
ManpowerGroup, Inc.	181	14,042
Metcash, Ltd. (Australia)	2,961	7,771
Mondelez International, Inc. Class A	892	32,281
Nestle SA (Switzerland)	536	41,599
Philip Morris International, Inc.	496	42,448
Reckitt Benckiser Group PLC (United Kingdom)	150	13,074
Sumitomo Mitsui financial Group, Inc. (Japan)	700	9,036
Swedish Match AB (Sweden)	583	19,469
Tesco PLC (United Kingdom)	4,512	17,225
Unilever NV ADR (Netherlands)	792	32,921
Unilever PLC (United Kingdom)	280	12,360
Woolworths, Ltd. (Australia)	455	15,366
		496,891
Energy (1.8%)
Baker Hughes, Inc.	233	16,110
BP PLC (United Kingdom)	6,585	52,654
Cabot Oil & Gas Corp.	234	7,848
Dril-Quip, Inc. †	29	2,943
EOG Resources, Inc.	265	29,118
Exxon Mobil Corp.	552	54,902
Halcon Resources Corp. †	64	352
Halliburton Co.	362	24,475
Oceaneering International, Inc.	69	4,800
Oil States International, Inc. †	37	2,388
Royal Dutch Shell PLC Class A (United Kingdom)	1,259	50,957
Royal Dutch Shell PLC Class B (United Kingdom)	534	22,566

Retirement Income Fund Lifestyle 3     25

COMMON STOCKS (31.2%)* cont.	Shares	Value
Energy cont.
Schlumberger, Ltd.	539	$59,096
Seadrill, Ltd. (Norway)	356	13,107
Statoil ASA (Norway)	497	13,953
Superior Energy Services, Inc.	603	21,612
TonenGeneral Sekiyu KK (Japan)	1,000	9,121
Total SA (France)	564	37,194
WPX Energy, Inc. †	427	11,367
		434,563
Financial (0.3%)
Deutsche Boerse AG (Germany)	298	21,187
HSBC Holdings PLC (United Kingdom)	3,396	36,759
Morgan Stanley	654	22,439
		80,385
Health care (2.8%)
AbbVie, Inc.	507	28,027
Aetna, Inc.	299	24,557
AstraZeneca PLC (United Kingdom)	617	46,780
Cardinal Health, Inc.	272	20,046
Celgene Corp. †	334	31,737
Charles River Laboratories International, Inc. †	73	4,314
Eli Lilly & Co.	242	15,382
Gilead Sciences, Inc. †	146	15,707
GlaxoSmithKline PLC (United Kingdom)	903	22,104
Health Net, Inc. †	65	3,068
Henry Schein, Inc. †	106	12,687
Intuitive Surgical, Inc. †	30	14,100
Johnson & Johnson	618	64,105
McKesson Corp.	176	34,325
Merck & Co., Inc.	28	1,683
Mettler-Toledo International, Inc. †	18	4,869
Myriad Genetics, Inc. †	85	3,076
Novartis AG (Switzerland)	407	36,508
Omega Healthcare Investors, Inc. R	441	16,612
Orion OYJ Class B (Finland)	670	26,278
Pfizer, Inc.	1,581	46,466
Roche Holding AG-Genusschein (Switzerland)	101	29,451
Sanofi (France)	283	31,049
Takeda Pharmaceutical Co., Ltd. (Japan)	800	36,523
United Therapeutics Corp. †	128	15,082
Ventas, Inc. R	884	58,150
WellPoint, Inc.	238	27,729
		670,415
Insurance (1.1%)
Alleghany Corp. †	26	11,209
Allianz SE (Germany)	50	8,528
American International Group, Inc.	28	1,570
AMP, Ltd. (Australia)	4,653	25,553
Aon PLC	345	30,070
Aviva PLC (United Kingdom)	3,377	29,209
AXA SA (France)	387	9,585

26     Retirement Income Fund Lifestyle 3

COMMON STOCKS (31.2%)* cont.	Shares	Value
Insurance cont.
Baloise Holding AG (Switzerland)	117	$15,255
Berkshire Hathaway, Inc. Class B †	25	3,431
Chubb Corp. (The)	253	23,263
CNP Assurances (France)	1,546	30,501
Muenchener Rueckversicherungs AG (Germany)	52	10,426
PartnerRe, Ltd.	102	11,392
RSA Insurance Group PLC (United Kingdom)	2,040	15,518
Tryg A/S (Denmark)	130	12,911
Zurich Insurance Group AG (Switzerland)	53	15,992
		254,413
Investment banking/Brokerage (0.3%)
Daiwa Securities Group, Inc. (Japan)	1,000	8,132
Goldman Sachs Group, Inc. (The)	290	51,942
Partners Group Holding AG (Switzerland)	45	11,872
		71,946
Real estate (9.7%)
Alexandria Real Estate Equities, Inc. R	51	4,032
American Campus Communities, Inc. R	1,127	44,528
American Realty Capital Properties, Inc. R	2,033	26,754
AvalonBay Communities, Inc. R	837	128,982
Boston Properties, Inc. R	846	102,721
Camden Property Trust R	740	55,382
CBRE Group, Inc. Class A †	545	17,320
Corio NV (Netherlands) R	264	14,182
DCT Industrial Trust, Inc. R	4,526	35,982
DDR Corp. R	208	3,790
Digital Realty Trust, Inc. R	181	11,810
Douglas Emmett, Inc. R	2,078	59,368
Duke Realty Corp. R	2,613	48,602
DuPont Fabros Technology, Inc. R	2,040	57,446
Equity Lifestyle Properties, Inc. R	957	43,725
Equity Residential Trust R	1,044	69,395
Essex Property Trust, Inc. R	264	51,071
Extra Space Storage, Inc. R	807	42,529
Federal Realty Investment Trust R	157	19,590
General Growth Properties R	3,459	84,988
HCP, Inc. R	1,364	59,102
Health Care REIT, Inc. R	1,587	107,249
Home Properties, Inc. R	668	42,899
Hospitality Properties Trust R	1,344	39,554
Kilroy Realty Corp. R	43	2,720
Kimco Realty Corp. R	2,919	68,567
Liberty Property Trust R	563	19,941
Macerich Co. (The) R	285	18,608
Medical Properties Trust, Inc. R	3,967	55,895
Mid-America Apartment Communities, Inc. R	51	3,688
Persimmon PLC (United Kingdom)	1,217	26,750
Prologis, Inc. R	1,790	73,283

Retirement Income Fund Lifestyle 3     27

COMMON STOCKS (31.2%)* cont.	Shares	Value
Real estate cont.
Public Storage R	811	$142,071
Rayonier, Inc. R	77	2,639
Realty Income Corp. R	469	20,974
Regency Centers Corp. R	935	53,426
Select Income REIT R	974	27,175
Simon Property Group, Inc. R	1,101	187,203
SL Green Realty Corp. R	659	72,062
Spirit Realty Capital, Inc. R	1,347	15,908
Stockland (Units) (Australia) R	6,149	24,407
Strategic Hotels & Resorts, Inc. † R	2,288	27,181
Tanger Factory outlet Centers, Inc. R	1,150	40,147
Taubman Centers, Inc. R	664	50,577
Two Harbors Investment Corp. R	1,027	11,009
UDR, Inc. R	327	9,784
Vornado Realty Trust R	865	91,578
Washington Prime Group, Inc. † R	550	10,736
Weingarten Realty Investors R	1,436	49,140
WP Carey, Inc. R	72	4,916
		2,281,386
Technology (2.3%)
Activision Blizzard, Inc.	774	18,220
Amdocs, Ltd.	237	11,163
Apple, Inc.	757	77,593
Broadcom Corp. Class A	749	29,496
Cap Gemini (France)	212	15,073
Computer Sciences Corp.	348	20,807
Dun & Bradstreet Corp. (The)	91	10,682
eBay, Inc. †	361	20,036
Electronic Arts, Inc. †	42	1,589
F5 Networks, Inc. †	161	19,995
Facebook, Inc. Class A †	321	24,017
Gentex Corp.	174	5,142
Google, Inc. Class A †	12	6,988
Hoya Corp. (Japan)	800	25,854
L-3 Communications Holdings, Inc.	217	23,859
Leidos Holdings, Inc.	183	6,890
Marvell Technology Group, Ltd.	875	12,171
Microsoft Corp.	153	6,951
NetApp, Inc.	615	25,928
Nippon Electric Glass Co., Ltd. (Japan)	3,000	15,080
Oracle Corp.	1,356	56,315
Rockwell Automation, Inc.	97	11,311
SanDisk Corp.	67	6,563
Symantec Corp.	818	19,861
VeriSign, Inc. †	363	20,718
Western Digital Corp.	315	32,448
Xilinx, Inc.	205	8,661
		533,411

28     Retirement Income Fund Lifestyle 3

COMMON STOCKS (31.2%)* cont.	Shares	Value
Transportation (0.5%)
Alaska Air Group, Inc.	392	$18,165
ComfortDelgro Corp., Ltd. (Singapore)	9,000	18,086
Delta Air Lines, Inc.	47	1,860
Deutsche Post AG (Germany)	516	16,872
Japan Airlines Co., Ltd. (Japan) UR	300	16,868
Southwest Airlines Co.	712	22,791
Yangzijiang Shipbuilding Holdings, Ltd. (China)	14,000	13,058
		107,700
Utilities and power (1.1%)
CMS Energy Corp.	372	11,361
Edison International	314	18,570
Electricite de France (EDF) (France)	637	20,711
Enagas SA (Spain)	654	21,801
Enel SpA (Italy)	4,248	22,472
Energias de Portugal (EDP) SA (Portugal)	3,264	15,800
ENI SpA (Italy)	486	12,120
Entergy Corp.	513	39,711
Hokuriku Electric Power Co. (Japan)	1,400	18,125
Kinder Morgan, Inc.	75	3,020
PG&E Corp.	89	4,137
PPL Corp.	601	20,813
Red Electrica Corporacion SA (Spain)	333	28,042
Snam SpA (Italy)	3,124	18,168
UGI Corp.	224	11,868
		266,719
Total common stocks (cost $6,391,368)		$7,349,246

INVESTMENT COMPANIES (11.1%)*	Shares	Value
iShares MSCI EAFE ETF	899	$59,972
Putnam Absolute Return 700 Fund Class Y Ω	182,758	2,328,340
SPDR S&P 500 ETF Trust	659	132,268
SPDR S&P Midcap 400 ETF Trust	69	18,060
Vanguard REIT ETF	847	65,371
Total investment companies (cost $2,485,967)		$2,604,011

CONVERTIBLE BONDS AND NOTES (9.9%)*	Principal amount	Value
Basic materials (0.4%)
AK Steel Corp. cv. company guaranty sr. unsec. unsub. notes 5s, 2019	$21,000	$45,373
Cemex SAB de CV cv. unsec. sub. notes 3 3/4s, 2018 (Mexico)	29,000	43,573
		88,946
Capital goods (0.4%)
General Cable Corp. cv. unsec. sub. notes stepped-coupon 4 1/2s (2 1/4s, 11/15/19) 2029 ††	19,000	16,874
Trinity Industries, Inc. cv. unsec. sub. notes 3 7/8s, 2036	27,000	54,321
WESCO International, Inc. cv. company guaranty sr. unsec. notes 6s, 2029	8,000	23,860
		95,055

Retirement Income Fund Lifestyle 3     29

CONVERTIBLE BONDS AND NOTES (9.9%)* cont.	Principal amount	Value
Communication services (0.2%)
Clearwire Communications, LLC/Clearwire Finance, Inc. 144A cv. company guaranty sr. unsec. notes 8 1/4s, 2040	$6,000	$6,810
Level 3 Communications, Inc. cv. sr. unsec. unsub. notes Ser. B, 7s, 2015	18,000	30,443
Powerwave Technologies, Inc. cv. sr. unsec. sub. notes 3 7/8s, 2027 (In default) † F	38,000	4
		37,257
Consumer cyclicals (2.1%)
Callaway Golf Co. cv. sr. unsec. bonds 3 3/4s, 2019	14,000	16,240
CBIZ, Inc. 144A cv. sr. sub. notes 4 7/8s, 2015	12,000	15,135
Ford Motor Co. cv. sr. unsec. notes 4 1/4s, 2016	20,000	40,475
Forestar Group, Inc. cv. sr. unsec. unsub. notes 3 3/4s, 2020	2,000	2,204
Host Hotels & Resorts LP 144A cv. company guaranty sr. unsec. notes 2 1/2s, 2029 R	16,000	27,990
Jarden Corp. 144A cv. company guaranty sr. unsec. sub. notes 1 1/8s, 2034	30,000	30,919
Lennar Corp. 144A cv. sr. notes 2 3/4s, 2020	10,000	17,869
Liberty Interactive, LLC cv. sr. unsec. unsub. bonds 0 3/4s, 2043	28,000	37,958
Liberty Interactive, LLC cv. sr. unsec. unsub. notes 3 1/2s, 2031	50,000	27,250
Liberty Interactive, LLC 144A cv. sr. unsec. notes 1s, 2043	18,000	18,608
M/I Homes, Inc. cv. company guaranty sr. sub. notes 3s, 2018	13,000	13,577
MGM Resorts International Co. cv. company guaranty sr. unsec. notes 4 1/4s, 2015	57,000	77,164
Navistar International Corp. 144A cv. sr. unsec. unsub. notes 4 3/4s, 2019	23,000	24,222
Priceline Group, Inc. (The) cv. sr. unsec. unsub. notes 1s, 2018	15,000	21,459
Ryland Group, Inc. (The) cv. company guaranty sr. unsub. notes 1 5/8s, 2018	16,000	21,190
Standard Pacific Corp. cv. company guaranty sr. unsec. unsub. notes 1 1/4s, 2032	28,000	34,073
TiVo, Inc. 144A cv. sr. unsec. notes 4s, 2016	12,000	16,673
TRW Automotive, Inc. cv. company guaranty sr. unsec. notes 3 1/2s, 2015	5,000	16,269
XM Satellite Radio, Inc. 144A cv. company guaranty sr. unsec. sub. notes 7s, 2014	21,000	41,633
		500,908
Consumer staples (0.3%)
Rite Aid Corp. cv. sr. unsec. unsub. notes 8 1/2s, 2015	11,000	26,923
Vector Group, Ltd. cv. sr. unsec. FRN notes 2 1/2s, 2019	25,000	36,342
		63,265
Energy (0.8%)
Chesapeake Energy Corp. cv. company guaranty sr. unsec. notes 2 1/4s, 2038	68,000	65,365
Cobalt International Energy, Inc. cv. sr. unsec. unsub. notes 2 5/8s, 2019	32,000	28,200
Energy XXI Bermuda, Ltd. 144A cv. sr. unsec. notes 3s, 2018	14,000	12,565
Goodrich Petroleum Corp. cv. company guaranty sr. unsub. notes 5s, 2032	18,000	20,801
Hornbeck Offshore Services, Inc. cv. company guaranty sr. unsec. notes 1 1/2s, 2019	13,000	14,853
Peabody Energy Corp. cv. jr. unsec. sub. debs. 4 3/4s, 2041	21,000	15,094
SEACOR Holdings, Inc. 144A cv. sr. unsec. notes 3s, 2028	19,000	18,133

30     Retirement Income Fund Lifestyle 3

CONVERTIBLE BONDS AND NOTES (9.9%)* cont.	Principal amount	Value
Energy cont.
Trico Marine Services, Inc. cv. sr. unsec. debs. 3s, 2027 (In default) †	$15,000	$506
Vantage Drilling Co. cv. sr. unsec. unsub. notes 7 7/8s, 2042	20,000	22,138
		197,655
Financials (1.3%)
Ares Capital Corp. cv. sr. unsec. notes 5 3/4s, 2016	32,000	33,840
Blackstone Mortgage Trust, Inc. cv. sr. unsec. unsub. notes 5 1/4s, 2018 R	24,000	25,710
Cowen Group, Inc. 144A cv. sr. unsec. notes 3s, 2019	17,000	17,627
Empire State Realty OP LP 144A cv. sr. unsec. notes 2 5/8s, 2019 R	18,000	18,077
Forest City Enterprises, Inc. cv. sr. unsec. notes 4 1/4s, 2018	26,000	29,640
Hercules Technology Growth Capital, Inc. cv. sr. unsec. notes 6s, 2016	16,000	20,950
iStar Financial, Inc. cv. sr. unsec. unsub. notes 3s, 2016 R	10,000	13,569
PHH Corp. cv. sr. unsec. notes 4s, 2014	26,000	26,000
Radian Group, Inc. cv. sr. unsec. unsub. notes 3s, 2017	27,000	38,138
Spirit Realty Capital, Inc. cv. sr. unsec. notes 2 7/8s, 2019 R	19,000	19,095
Starwood Property Trust, Inc. cv. sr. unsec. unsub. notes 4s, 2019 R	30,000	34,069
TCP Capital Corp. 144A cv. sr. unsec. notes 5 1/4s, 2019	33,000	32,897
Walter Investment Management Corp. cv. sr. unsec. sub. notes 4 1/2s, 2019	10,000	8,938
		318,550
Health care (1.5%)
Accuray, Inc. cv. sr. unsec. notes 3 3/4s, 2016	21,000	23,048
Alere, Inc. cv. sr. unsec. sub. notes 3s, 2016	21,000	22,050
Auxilium Pharmaceuticals, Inc. cv. sr. unsec. notes 1 1/2s, 2018	13,000	13,179
Brookdale Senior Living, Inc. cv. sr. unsec. unsub. notes 2 3/4s, 2018	29,000	39,621
China Medical Technologies, Inc. cv. sr. unsec. bonds Ser. CMT, 4s, 2016 (China) (In default) † F	25,000	2,000
China Medical Technologies, Inc. 144A cv. sr. unsec. notes 6 1/4s, 2016 (China) (In default) † F	14,000	980
Cubist Pharmaceuticals, Inc. cv. sr. unsec. notes 2 1/2s, 2017	4,000	9,680
Cubist Pharmaceuticals, Inc. 144A cv. sr. unsec. notes 1 1/8s, 2018	15,000	16,659
Endo Health Solutions, Inc. cv. sr. unsec. sub. notes 1 3/4s, 2015	10,000	21,831
Gilead Sciences, Inc. cv. sr. unsec. notes 1 5/8s, 2016	10,000	47,200
HealthSouth Corp. cv. sr. unsec. sub. notes 2s, 2043	27,000	30,611
Hologic, Inc. cv. sr. unsec. unsub. notes stepped-coupon 2s (0s, 3/1/18) 2042 ††	38,000	40,803
Jazz Investments I, Ltd. 144A cv. company guaranty sr. unsec. notes 1 7/8s, 2021 (Ireland)	31,000	34,933
Medidata Solutions, Inc. cv. sr. unsec. notes 1s, 2018	15,000	16,669
PDL BioPharma, Inc. cv. sr. unsec. unsub. notes 4s, 2018	11,000	12,437
Teleflex, Inc. cv. sr. unsec. sub. notes 3 7/8s, 2017	13,000	23,473
		355,174
Technology (2.9%)
Bottomline Technologies (DE), Inc. cv. sr. unsec. unsub. notes 1 1/2s, 2017	12,000	13,635
Ciena Corp. cv. sr. unsec. notes 4s, 2020	21,000	28,035

Retirement Income Fund Lifestyle 3     31

CONVERTIBLE BONDS AND NOTES (9.9%)* cont.	Principal amount	Value
Technology cont.
Intel Corp. cv. jr. sub. notes 3 1/4s, 2039	$17,000	$28,730
j2 Global, Inc. cv. sr. unsec. notes 3 1/4s, 2029	23,000	23,776
Jazz Technologies, Inc. 144A cv. unsec. notes 8s, 2018	14,000	17,290
Micron Technology, Inc. cv. sr. unsec. bonds Ser. E, 1 5/8s, 2033	71,000	211,092
Novellus Systems, Inc. cv. sr. unsec. notes 2 5/8s, 2041	16,000	33,700
ON Semiconductor Corp. cv. company guaranty sr. unsec. sub. notes Ser. B, 2 5/8s, 2026	23,000	27,183
Safeguard Scientifics, Inc. cv. sr. unsec. bonds 5 1/4s, 2018	34,000	42,667
Salesforce.com, Inc. cv. sr. unsec. unsub. notes 0 1/4s, 2018	33,000	38,115
SanDisk Corp. cv. sr. unsec. notes 1 1/2s, 2017	41,000	78,925
ServiceNow, Inc. 144A cv. sr. unsec. unsub. notes zero %, 2018	13,000	14,129
TeleCommunication Systems, Inc. cv. sr. unsec. notes 7 3/4s, 2018	34,000	33,660
Vishay Intertechnology, Inc. 144A cv. sr. unsec. notes 2 1/4s, 2041	18,000	17,955
Web.com Group, Inc. cv. sr. unsec. unsub. notes 1s, 2018	26,000	23,465
Xilinx, Inc. cv. sr. unsec. notes 2 5/8s, 2017	15,000	22,500
Yahoo!, Inc. 144A cv. sr. unsec. notes zero %, 2018	27,000	27,827
		682,684
Total convertible bonds and notes (cost $2,026,878)		$2,339,494

CORPORATE BONDS AND NOTES (7.9%)*	Principal amount	Value
Basic materials (0.3%)
ArcelorMittal SA sr. unsec. bonds 10.35s, 2019 (France)	$15,000	$18,900
Celanese US Holdings, LLC sr. notes 5 7/8s, 2021 (Germany)	5,000	5,488
CF Industries, Inc. company guaranty sr. unsec. notes 5 3/8s, 2044	4,000	4,409
CF Industries, Inc. company guaranty sr. unsec. notes 5.15s, 2034	3,000	3,285
Glencore Funding, LLC 144A company guaranty sr. unsec. unsub. notes 4 5/8s, 2024	5,000	5,237
Huntsman International, LLC company guaranty sr. unsec. unsub. notes 4 7/8s, 2020	30,000	30,600
		67,919
Capital goods (0.2%)
Legrand France SA sr. unsec. unsub. debs 8 1/2s, 2025 (France)	10,000	14,057
Reynolds Group Issuer, Inc./Reynolds Group Issuer, LLC/Reynolds Group Issuer Lu company guaranty sr. notes 5 3/4s, 2020	35,000	36,575
		50,632
Communication services (1.9%)
American Tower Corp. sr. unsec. notes 7s, 2017 R	5,000	5,762
CCO Holdings, LLC/CCO Holdings Capital Corp. company guaranty sr. unsec. notes 5 1/4s, 2022	35,000	35,481
CCO Holdings, LLC/CCO Holdings Capital Corp. company guaranty sr. unsec. unsub. bonds 5 1/8s, 2023	30,000	30,000
Comcast Corp. company guaranty sr. unsec. unsub. notes 6.95s, 2037	5,000	6,886
Crown Castle International Corp. sr. unsec. notes 5 1/4s, 2023 R	25,000	25,820
Crown Castle Towers, LLC 144A company guaranty sr. notes 4.883s, 2020	5,000	5,566

32     Retirement Income Fund Lifestyle 3

CORPORATE BONDS AND NOTES (7.9%)* cont.	Principal amount	Value
Communication services cont.
CSC Holdings, LLC sr. unsec. unsub. notes 6 3/4s, 2021	$35,000	$38,500
DISH DBS Corp. company guaranty sr. unsec. notes 6 3/4s, 2021	30,000	33,561
Intelsat Luxembourg SA company guaranty sr. unsec. bonds 7 3/4s, 2021 (Luxembourg)	50,000	52,750
Koninklijke (Royal) KPN NV sr. unsec. unsub. bonds 8 3/8s, 2030 (Netherlands)	5,000	7,184
Level 3 Financing, Inc. 144A company guaranty sr. unsec. notes 6 1/8s, 2021	25,000	26,375
Qwest Corp. sr. unsec. notes 6 3/4s, 2021	4,000	4,654
SBA Tower Trust 144A company guaranty sr. notes 5.101s, 2017	10,000	10,662
Sprint Capital Corp. company guaranty 6 7/8s, 2028	40,000	39,000
Sprint Corp. 144A company guaranty sr. unsec. notes 7 1/4s, 2021	70,000	74,200
T-Mobile USA, Inc. company guaranty sr. unsec. unsub. notes 6 1/8s, 2022	40,000	41,350
Telefonica Emisiones SAU company guaranty sr. unsec. notes 5.462s, 2021 (Spain)	5,000	5,678
Time Warner Cable, Inc. company guaranty sr. notes 7.3s, 2038	1,000	1,389
Verizon Communications, Inc. sr. unsec. notes 6.4s, 2038	4,000	5,001
Verizon Communications, Inc. sr. unsec. unsub. notes 6.4s, 2033	1,000	1,262
Verizon Communications, Inc. sr. unsec. unsub. notes 5.9s, 2054	200	5,260
		456,341
Consumer cyclicals (1.0%)
21st Century Fox America, Inc. company guaranty sr. unsec. unsub. notes 6.2s, 2034	5,000	6,190
American Media, Inc. 144A notes 13 1/2s, 2018	320	341
Bed Bath & Beyond, Inc. sr. unsec. notes 5.165s, 2044	5,000	5,198
Bon-Ton Department Stores, Inc. (The) company guaranty notes 10 5/8s, 2017	4,000	4,005
CBS Corp. company guaranty sr. unsec. debs. 7 7/8s, 2030	5,000	6,896
Clear Channel Communications, Inc. company guaranty sr. notes 9s, 2021	55,000	57,063
Ford Motor Co. sr. unsec. unsub. notes 7.4s, 2046	5,000	7,036
General Motors Co. sr. unsec. unsub. notes 6 1/4s, 2043	5,000	5,863
Host Hotels & Resorts LP sr. unsec. unsub. notes 5 1/4s, 2022 R	5,000	5,560
Macy’s Retail Holdings, Inc. company guaranty sr. unsec. notes 6.65s, 2024	1,000	1,242
Macy’s Retail Holdings, Inc. company guaranty sr. unsec. notes 3 5/8s, 2024	10,000	10,064
MGM Resorts International company guaranty sr. unsec. notes 5 1/4s, 2020	45,000	46,913
Neiman Marcus Group, Inc. 144A company guaranty sr. unsec. notes 8 3/4s, 2021 ‡‡	35,000	38,063
QVC, Inc. company guaranty sr. notes 4.85s, 2024	2,000	2,073
QVC, Inc. 144A sr. bonds 4.45s, 2025	2,000	2,006
Sirius XM Radio, Inc. 144A sr. unsec. bonds 5 7/8s, 2020	15,000	15,694
Time Warner, Inc. company guaranty sr. unsec. bonds 7.7s, 2032	5,000	7,058
Travelport, LLC/Travelport Holdings, Inc. 144A company guaranty sr. unsec. unsub. notes 13 7/8s, 2016 ‡‡	5,888	5,917
		227,182

Retirement Income Fund Lifestyle 3     33

CORPORATE BONDS AND NOTES (7.9%)* cont.	Principal amount	Value
Consumer staples (0.3%)
Altria Group, Inc. company guaranty sr. unsec. notes 9 1/4s, 2019	$2,000	$2,631
Altria Group, Inc. company guaranty sr. unsec. unsub. notes 2.85s, 2022	5,000	4,886
Constellation Brands, Inc. company guaranty sr. unsec. unsub. notes 7 1/4s, 2016	5,000	5,513
Constellation Brands, Inc. company guaranty sr. unsec. unsub. notes 6s, 2022	10,000	11,263
Corrections Corp. of America company guaranty sr. unsec. notes 4 5/8s, 2023 R	2,000	1,983
CVS Pass-Through Trust sr. notes 6.036s, 2028	3,929	4,580
ERAC USA Finance, LLC 144A company guaranty sr. unsec. notes 7s, 2037	5,000	6,684
McDonald’s Corp. sr. unsec. notes 5.7s, 2039	15,000	18,604
Tyson Foods, Inc. company guaranty sr. unsec. bonds 4 7/8s, 2034	2,000	2,105
Tyson Foods, Inc. company guaranty sr. unsec. unsub. bonds 5.15s, 2044	3,000	3,195
		61,444
Energy (0.6%)
Access Midstream Partners LP/ACMP Finance Corp. company guaranty sr. unsec. notes 5 7/8s, 2021	3,000	3,188
Anadarko Finance Co. company guaranty sr. unsec. unsub. notes Ser. B, 7 1/2s, 2031	5,000	6,939
BP Capital Markets PLC company guaranty sr. unsec. unsub. notes 4 1/2s, 2020 (United Kingdom)	5,000	5,518
DCP Midstream, LLC 144A sr. unsec. notes 5.35s, 2020	5,000	5,554
EQT Midstream Partners LP company guaranty sr. unsec. notes 4s, 2024	2,000	2,017
Kerr-McGee Corp. company guaranty sr. unsec. unsub. notes 7 7/8s, 2031	5,000	7,126
Kodiak Oil & Gas Corp. company guaranty sr. unsec. unsub. notes 5 1/2s, 2022	25,000	26,375
Peabody Energy Corp. company guaranty sr. unsec. notes 7 3/8s, 2016	10,000	10,813
Petrobras International Finance Co. company guaranty sr. unsec. notes 3 7/8s, 2016 (Brazil)	5,000	5,140
Plains Exploration & Production Co. company guaranty sr. unsec. unsub. notes 6 7/8s, 2023	3,000	3,484
Rosetta Resources, Inc. company guaranty sr. unsec. unsub. notes 5 5/8s, 2021	5,000	5,119
Shelf Drilling Holdings, Ltd. 144A sr. notes 8 5/8s, 2018	20,000	21,300
Spectra Energy Capital, LLC company guaranty sr. unsec. unsub. notes 6.2s, 2018	5,000	5,715
Weatherford International, Ltd. of Bermuda company guaranty sr. unsec. notes 9 7/8s, 2039 (Bermuda)	10,000	15,827
Williams Companies, Inc. (The) notes 8 3/4s, 2032	7,000	9,085
Williams Companies, Inc. (The) notes 7 3/4s, 2031	2,000	2,417
Williams Companies, Inc. (The) sr. unsec. notes 4.55s, 2024	5,000	5,035
		140,652

34     Retirement Income Fund Lifestyle 3

CORPORATE BONDS AND NOTES (7.9%)* cont.	Principal amount	Value
Financials (1.4%)
Ally Financial, Inc. company guaranty sr. unsec. unsub. notes 7 1/2s, 2020	$40,000	$47,850
American International Group, Inc. jr. sub. FRB bonds 8.175s, 2058	5,000	6,888
Bear Stearns Cos., LLC (The) sr. unsec. unsub. notes 7 1/4s, 2018	15,000	17,669
Camden Property Trust sr. unsec. notes 4 7/8s, 2023 R	5,000	5,525
CBL & Associates LP company guaranty sr. unsec. unsub. notes 5 1/4s, 2023 R	5,000	5,450
CIT Group, Inc. sr. unsec. notes 5s, 2022	55,000	58,025
Citigroup, Inc. jr. unsec. sub. FRB bonds Ser. B, 5.9s, perpetual maturity	3,000	3,009
Citigroup, Inc. sr. unsec. notes 8 1/2s, 2019	2,000	2,533
DDR Corp. sr. unsec. unsub. notes 7 7/8s, 2020 R	5,000	6,289
Duke Realty LP sr. unsec. unsub. notes 3 7/8s, 2021 R	5,000	5,187
Fairfax US, Inc. 144A company guaranty sr. unsec. notes 4 7/8s, 2024	2,000	1,985
General Electric Capital Corp. sr. unsec. notes 6 3/4s, 2032	5,000	6,730
Genworth Holdings, Inc. company guaranty jr. unsec. sub. FRB bonds 6.15s, 2066	5,000	4,400
Hartford Financial Services Group, Inc. (The) jr. unsec. sub. FRB bonds 8 1/8s, 2038	5,000	5,888
HSBC Capital Funding LP 144A bank guaranty jr. unsec. sub. FRB bonds 10.176s, perpetual maturity (Jersey)	8,000	12,000
International Lease Finance Corp. sr. unsec. notes 6 1/4s, 2019	5,000	5,538
Liberty Mutual Group, Inc. 144A company guaranty jr. unsec. sub. bonds 7.8s, 2037	2,000	2,360
Liberty Mutual Group, Inc. 144A company guaranty jr. unsec. sub. FRN notes 7s, 2037	5,000	5,313
Lloyds Banking Group PLC 144A jr. unsec. sub. FRN notes 6.657s, perpetual maturity (United Kingdom)	10,000	10,950
Massachusetts Mutual Life Insurance Co. 144A notes 8 7/8s, 2039	5,000	8,056
MPT Operating Partnership LP/MPT Finance Corp. company guaranty sr. unsec. notes 6 7/8s, 2021 R	5,000	5,375
PHH Corp. sr. unsec. unsub. notes 6 3/8s, 2021	15,000	15,113
Progressive Corp. (The) jr. unsec. sub. FRN notes 6.7s, 2037	2,000	2,200
Royal Bank of Scotland PLC (The) unsec. sub. FRN notes Ser. REGS, 9 1/2s, 2022 (United Kingdom)	5,000	5,794
Springleaf Finance Corp. sr. unsec. unsub. notes 6s, 2020	30,000	31,425
State Street Capital Trust IV company guaranty jr. unsec. sub. FRB bonds 1.231s, 2037	15,000	12,938
Tanger Properties, LP sr. unsec. notes 6 1/8s, 2020 R	5,000	5,847
USI, Inc./NY 144A sr. unsec. notes 7 3/4s, 2021	10,000	10,300
Willis Group Holdings PLC company guaranty sr. unsec. unsub. notes 5 3/4s, 2021	10,000	11,350
WP Carey, Inc. sr. unsec. unsub. notes 4.6s, 2024 R	5,000	5,246
		327,233

Retirement Income Fund Lifestyle 3     35

CORPORATE BONDS AND NOTES (7.9%)* cont.	Principal amount	Value
Health care (0.6%)
Aetna, Inc. sr. unsec. notes 6 1/2s, 2018	$5,000	$5,890
Fresenius Medical Care US Finance II, Inc. 144A company guaranty sr. unsec. notes 5 5/8s, 2019	2,000	2,155
HCA, Inc. company guaranty sr. notes 3 3/4s, 2019	45,000	45,450
Omega Healthcare Investors, Inc. 144A sr. unsec. notes 4.95s, 2024 R	2,000	2,066
Par Pharmaceutical Cos., Inc. company guaranty sr. unsec. unsub. notes 7 3/8s, 2020	30,000	31,800
Service Corp. International 144A sr. unsec. unsub. notes 5 3/8s, 2024	20,000	20,650
Service Corp. International/US sr. unsec. unsub. notes 6 3/4s, 2016	25,000	26,625
		134,636
Technology (0.4%)
First Data Corp. 144A company guaranty notes 8 1/4s, 2021	80,000	87,200
Freescale Semiconductor, Inc. company guaranty sr. unsec. notes 10 3/4s, 2020	3,000	3,375
		90,575
Utilities and power (1.2%)
AES Corp./Virginia (The) sr. unsec. notes 8s, 2020	15,000	17,775
AES Corp./Virginia (The) sr. unsec. unsub. notes 8s, 2017	15,000	17,288
CMS Energy Corp. sr. unsec. notes 8 3/4s, 2019	5,000	6,426
Colorado Interstate Gas Co., LLC sr. unsec. debs. 6.85s, 2037	100,000	122,459
Dominion Resources, Inc./VA sr. unsec. unsub. notes Ser. 07-A, 6s, 2017	5,000	5,707
Dynegy Holdings, LLC escrow bonds 7 3/4s, 2019	25,000	31
El Paso Natural Gas Co., LLC sr. unsec. unsub. bonds 8 3/8s, 2032	5,000	6,842
El Paso, LLC sr. notes Ser. GMTN, 7 3/4s, 2032	5,000	6,263
Electricite de France (EDF) 144A sr. unsec. notes 6.95s, 2039 (France)	5,000	6,684
EP Energy, LLC/Everest Acquisition Finance, Inc. company guaranty sr. unsec. unsub. notes 7 3/4s, 2022	25,000	28,063
FirstEnergy Corp. sr. unsec. unsub. notes 4 1/4s, 2023	6,000	6,049
Iberdrola International BV company guaranty sr. unsec. unsub. notes 6 3/4s, 2036 (Spain)	5,000	6,334
PPL WEM Holdings, Ltd. 144A sr. unsec. notes 5 3/8s, 2021 (United Kingdom)	15,000	17,005
Puget Sound Energy, Inc. jr. sub. FRN notes Ser. A, 6.974s, 2067	7,000	7,321
Texas-New Mexico Power Co. 144A 1st mtge. bonds Ser. A, 9 1/2s, 2019	5,000	6,459
TransCanada PipeLines, Ltd. jr. unsec. sub. FRN notes 6.35s, 2067 (Canada)	10,000	10,413
Westar Energy, Inc. sr. mtge. bonds 8 5/8s, 2018	15,000	19,068
Wisconsin Energy Corp. jr. unsec. sub. FRN notes 6 1/4s, 2067	5,000	5,179
		295,366
Total corporate bonds and notes (cost $1,754,663)		$1,851,980

36     Retirement Income Fund Lifestyle 3

CONVERTIBLE PREFERRED STOCKS (5.3%)*	Shares	Value
Basic materials (0.2%)
Smurfit-Stone Container Corp. (Escrow) zero % cv. pfd. F	1,775	$18
Weyerhaeuser Co. Ser. A, $3.188 cv. pfd. R	840	48,510
		48,528
Capital goods (0.3%)
United Technologies Corp. $3.75 cv. pfd.	1,273	76,456
		76,456
Communication services (0.7%)
American Tower Corp. Ser. A, $5.25 cv. pfd. R	417	47,251
Cincinnati Bell, Inc. Ser. B, $3.378 cum. cv. pfd.	800	38,750
Crown Castle International Corp. Ser. A, Class A, $4.50 cv. pfd. R	517	54,123
Iridium Communications, Inc. Ser. B, 6.75% cv. pfd. †	25	8,816
Iridium Communications, Inc. 144A $7.00 cv. pfd.	135	15,812
		164,752
Consumer cyclicals (0.4%)
FelCor Lodging Trust, Inc. Ser. A, $0.488 cum. cv. pfd. R	1,505	38,001
Stanley Black & Decker, Inc. $6.25 cv. pfd.	429	49,850
		87,851
Consumer staples (0.2%)
Post Holdings, Inc. 144A $3.75 cv. pfd.	183	16,788
Tyson Foods, Inc. $2.375 cv. pfd. †	719	36,115
		52,903
Energy (0.5%)
Chesapeake Energy Corp. 144A 5.75% cv. pfd.	71	85,378
Halcon Resources Corp. Ser. A, 5.75% cv. pfd.	23	22,218
McDermott International, Inc. $1.563 cv. pfd.	545	13,707
		121,303
Financials (1.9%)
Alexandria Real Estate Equities, Inc. Ser. D, $1.75 cv. pfd. R	1,378	38,132
AMG Capital Trust II $2.575 cv. pfd.	895	57,224
Banc of California, Inc. $4.00 cv. pfd.	311	18,637
Bank of America Corp. Ser. L, 7.25% cv. pfd.	108	126,495
EPR Properties Ser. C, $1.44 cv. pfd. R	1,170	27,312
Health Care REIT, Inc. Ser. I, $3.25 cv. pfd. R	620	37,762
Maiden Holdings, Ltd. Ser. B, $3.625 cv. pfd. (Bermuda)	644	30,294
MetLife, Inc. $1.25 cv. pfd.	881	27,637
OFG Bancorp Ser. C, 8.75% cv. pfd. (Puerto Rico)	20	30,000
Wells Fargo & Co. Ser. L, 7.50% cv. pfd.	37	44,955
		438,448
Health care (0.1%)
AmSurg Corp. Ser. A-1, $5.25 cv. pfd. †	121	13,734
		13,734
Transportation (0.2%)
Continental Financial Trust II $3.00 cv. pfd.	510	25,341
Genesee & Wyoming, Inc. $5.00 cv. pfd.	237	30,348
		55,689
Utilities and power (0.8%)
Dominion Resources, Inc. Ser. A, $3.063 cv. pfd.	480	27,240
Dominion Resources, Inc./VA $3.188 cv. pfd. †	233	11,843
El Paso Energy Capital Trust I $2.375 cv. pfd.	965	57,206
Exelon Corp. $3.25 cv. pfd. †	516	26,058

Retirement Income Fund Lifestyle 3     37

CONVERTIBLE PREFERRED STOCKS (5.3%)* cont.	Shares	Value
Utilities and power cont.
Laclede Group, Inc. $3.375 cv. pfd. †	509	$27,954
NextEra Energy, Inc. $2.799 cv. pfd.	597	38,489
		188,790
Total convertible preferred stocks (cost $1,095,446)		$1,248,454

U.S. TREASURY OBLIGATIONS (3.4%)*	Principal amount	Value
U.S. Treasury Bonds
3 3/4s, November 15, 2043	$20,000	$22,631
2 3/4s, August 15, 2042	60,000	56,329
U.S. Treasury Notes
2 3/4s, November 15, 2023	80,000	83,061
2s, February 15, 2023	70,000	68,797
1 3/4s, May 31, 2016	130,000	132,997
1 5/8s, August 15, 2022	100,000	96,120
1 1/8s, December 31, 2019	90,000	87,237
1s, August 31, 2016	170,000	171,631
0 3/4s, March 31, 2018	90,000	88,467
Total U.S. treasury obligations (cost $788,603)		$807,270

MORTGAGE-BACKED SECURITIES (0.8%)*	Principal amount	Value
Banc of America Commercial Mortgage Trust
Ser. 06-5, Class A3, 5.39s, 2047	$11,000	$11,117
FRB Ser. 05-1, Class A4, 5.347s, 2042	6,682	6,691
COMM Mortgage Trust
Ser. 13-LC13, Class XA, IO, 1.619s, 2046	240,061	18,463
Ser. 14-CR16, Class XA, IO, 1.444s, 2047	191,413	14,999
Ser. 14-CR14, Class XA, IO, 1.059s, 2047	415,046	21,238
Credit Suisse First Boston Mortgage Securities Corp. 144A Ser. 03-C3, Class AX, IO, 1.77s, 2038	6,216	1
JPMorgan Chase Commercial Mortgage Securities Trust
Ser. 08-C2, Class ASB, 6 1/8s, 2051	5,969	6,323
FRB Ser. 07-LD11, Class A2, 5.97s, 2049	812	812
Ser. 04-LN2, Class A2, 5.115s, 2041	1,923	1,928
Ser. 04-CB8, Class B, 4 1/2s, 2039	9,275	9,298
LB Commercial Conduit Mortgage Trust 144A Ser. 98-C4, Class J, 5.6s, 2035	2,000	2,132
LB-UBS Commercial Mortgage Trust 144A Ser. 05-C2, Class XCL, IO, 0.493s, 2040	224,091	308
Morgan Stanley Bank of America Merrill Lynch Trust
FRB Ser. 13-C10, Class AS, 4.218s, 2046	20,000	21,167
Ser. 13-C13, Class XA, IO, 1.404s, 2046	198,687	15,436
Ser. 13-C12, Class XA, IO, 1.184s, 2046	131,609	7,132
Morgan Stanley Capital I Trust Ser. 07-IQ14, Class A2, 5.61s, 2049	7,883	7,925
UBS-Citigroup Commercial Mortgage Trust 144A Ser. 11-C1, Class AS, 5.154s, 2045	10,000	11,274

38     Retirement Income Fund Lifestyle 3

MORTGAGE-BACKED SECURITIES (0.8%)* cont.	Principal amount	Value
Wells Fargo Commercial Mortgage Trust FRB Ser. 13-LC12, Class AS, 4.438s, 2046	$10,000	$10,679
WF-RBS Commercial Mortgage Trust
Ser. 13-C12, Class AS, 3.56s, 2048	20,000	20,313
Ser. 12-C9, Class AS, 3.388s, 2045	10,000	10,062
Total mortgage-backed securities (cost $195,828)		$197,298

FOREIGN GOVERNMENT AND AGENCY BONDS AND NOTES (0.8%)*	Principal amount	Value
Buenos Aires (Province of) 144A sr. unsec. unsub. notes 11 3/4s, 2015 (Argentina)	$200,000	$187,500
Total foreign government and agency bonds and notes (cost $192,124)		$187,500

SENIOR LOANS (0.3%)*c	Principal amount	Value
Caesars Entertainment Operating Co., Inc. bank term loan FRN Ser. B6, 6.948s, 2017	$66,169	$61,923
Grifols Worldwide Operations USA, Inc. bank term loan FRN 3.155s, 2021	10,000	9,922
Total senior loans (cost $72,520)		$71,845

MUNICIPAL BONDS AND NOTES (0.1%)*	Principal amount	Value
CA State G.O. Bonds (Build America Bonds), 7 1/2s, 4/1/34	$10,000	$14,627
North TX, Tollway Auth. Rev. Bonds (Build America Bonds), 6.718s, 1/1/49	10,000	14,373
OH State U. Rev. Bonds (Build America Bonds), 4.91s, 6/1/40	5,000	5,839
Total municipal bonds and notes (cost $25,066)		$34,839

PREFERRED STOCKS (0.1%)*	Shares	Value
Ally Financial, Inc. 144A 7.00% cum. pfd.	10	$10,054
Citigroup, Inc. Ser. K, $1.719 pfd.	600	16,188
GMAC Capital Trust I Ser. 2, $2.031 cum. pfd.	275	7,392
Total preferred stocks (cost $31,086)		$33,634

WARRANTS (—%)* †	Expiration date	Strike price	Warrants	Value
Tower Semiconductor, Ltd. 144A (Israel) F	6/30/15	$1.70	6,345	$—
Total warrants (cost $1,269)				$—

SHORT-TERM INVESTMENTS (29.2%)*	Principal amount/shares	Value
Putnam Short Term Investment Fund 0.04% L	Shares 6,513,452	$6,513,452
U.S. Treasury Bills with effective yields ranging from 0.11% to 0.12%, February 5, 2015 # §	$85,000	84,978
U.S. Treasury Bills with an effective yield of 0.09%, October 16, 2014 §	39,000	38,995
U.S. Treasury Bills zero%, October 30, 2014 [i]	232,000	232,000
Total short-term investments (cost $6,869,404)		$6,869,425

TOTAL INVESTMENTS
Total investments (cost $21,930,222)	$23,594,996

Retirement Income Fund Lifestyle 3     39

Key to holding’s abbreviations
ADR	American Depository Receipts: represents ownership of foreign securities on deposit with a custodian bank
ETF	Exchange Traded Fund
FRB	Floating Rate Bonds: the rate shown is the current interest rate at the close of the reporting period
FRN	Floating Rate Notes: the rate shown is the current interest rate at the close of the reporting period
GMTN	Global Medium Term Notes
G.O. Bonds	General Obligation Bonds
IO	Interest Only
REGS

Securities sold under Regulation S may not be offered, sold or delivered within the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933.

SPDR	S&P Depository Receipts

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from March 1, 2014 through August 31, 2014 (the reporting period). Within the following notes to the portfolio, references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures and references to “OTC”, if any, represent over-the-counter.

*	Percentages indicated are based on net assets of $23,533,085.
†	Non-income-producing security.
††	The interest rate and date shown parenthetically represent the new interest rate to be paid and the date the fund will begin accruing interest at this rate.
‡‡	Income may be received in cash or additional securities at the discretion of the issuer.
Ω	Affiliated company (Note 5).
#	This security, in part or in entirety, was pledged and segregated with the broker to cover margin requirements for futures contracts at the close of the reporting period.
§

This security, in part or in entirety, was pledged and segregated with the custodian for collateral on the initial margin on certain centrally cleared derivative contracts at the close of the reporting period.

[c]

Senior loans are exempt from registration under the Securities Act of 1933, as amended, but contain certain restrictions on resale and cannot be sold publicly. These loans pay interest at rates which adjust periodically. The interest rates shown for senior loans are the current interest rates at the close of the reporting period. Senior loans are also subject to mandatory and/or optional prepayment which cannot be predicted. As a result, the remaining maturity may be substantially less than the stated maturity shown (Notes 1 and 6).

F	Security is valued at fair value following procedures approved by the Trustees. Securities may be classified as Level 2 or Level 3 for ASC 820 based on the securities’ valuation inputs (Note 1).
[i]	Security was pledged, or purchased with cash that was pledged, to the fund for collateral on certain derivative contracts (Note 1).
R	Real Estate Investment Trust.
L	Affiliated company (Note 5). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.
UR

At the reporting period end, 100 shares owned by the fund were not formally entered on the company’s shareholder register, due to local restrictions on foreign ownership. While the fund has full title to these unregistered shares, these shares do not carry voting rights.

At the close of the reporting period, the fund maintained liquid assets totaling $4,218,830 to cover certain derivatives contracts.
Debt obligations are considered secured unless otherwise indicated.

144A after the name of an issuer represents securities exempt from registration under Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

The dates shown on debt obligations are the original maturity dates.

40     Retirement Income Fund Lifestyle 3

FORWARD CURRENCY CONTRACTS at 8/31/14 (aggregate face value $430,350) (Unaudited)
Counterparty	Currency	Contract type	Delivery date	Value	Aggregate face value	Unrealized appreciation/ (depreciation)
Barclays Bank PLC
	British Pound	Sell	9/17/14	$9,627	$9,531	$(96)
	Euro	Buy	9/17/14	4,468	4,631	(163)
	Euro	Sell	9/17/14	4,468	4,656	188
	Hong Kong Dollar	Buy	11/19/14	14,065	14,067	(2)
	Japanese Yen	Buy	11/19/14	21,846	22,124	(278)
	Singapore Dollar	Buy	11/19/14	6,565	6,573	(8)
	Swiss Franc	Buy	9/17/14	10,349	10,579	(230)
Citibank, N.A.
	Danish Krone	Buy	9/17/14	21,470	22,113	(643)
	Euro	Buy	9/17/14	3,679	3,806	(127)
	Euro	Sell	9/17/14	3,679	3,813	134
	Japanese Yen	Buy	11/19/14	2,351	2,381	(30)
	Japanese Yen	Sell	11/19/14	2,351	2,355	4
Credit Suisse International
	Australian Dollar	Sell	10/15/14	2,700	2,700	—
	Euro	Buy	9/17/14	11,038	11,443	(405)
	Euro	Sell	9/17/14	11,038	11,430	392
	New Zealand Dollar	Sell	10/15/14	30,739	32,101	1,362
	Norwegian Krone	Sell	9/17/14	5,870	6,042	172
	Swiss Franc	Buy	9/17/14	5,011	5,123	(112)
Deutsche Bank AG
	Australian Dollar	Buy	10/15/14	5,122	5,137	(15)
	Australian Dollar	Sell	10/15/14	5,122	5,129	7
	British Pound	Buy	9/17/14	4,980	5,130	(150)
	Swedish Krona	Buy	9/17/14	5,637	5,883	(246)
Goldman Sachs International
	Japanese Yen	Buy	11/19/14	6,702	6,788	(86)
	Japanese Yen	Sell	11/19/14	6,702	6,712	10
HSBC Bank USA, National Association
	Euro	Buy	9/17/14	6,176	6,437	(261)
JPMorgan Chase Bank N.A.
	Australian Dollar	Sell	10/15/14	13,037	13,182	145
	British Pound	Sell	9/17/14	23,738	24,371	633
	Euro	Buy	9/17/14	8,147	8,483	(336)
	Japanese Yen	Buy	11/19/14	624	743	(119)
	New Zealand Dollar	Sell	10/15/14	6,414	6,532	118
	Singapore Dollar	Buy	11/19/14	7,846	7,854	(8)
	Swiss Franc	Buy	9/17/14	10,131	10,357	(226)
State Street Bank and Trust Co.
	Australian Dollar	Sell	10/15/14	7,263	7,344	81
	Euro	Sell	9/17/14	40,473	41,886	1,413
	Israeli Shekel	Sell	10/15/14	392	409	17

Retirement Income Fund Lifestyle 3     41

FORWARD CURRENCY CONTRACTS at 8/31/14 (aggregate face value $430,350) (Unaudited) cont.
Counterparty	Currency	Contract type	Delivery date	Value	Aggregate face value	Unrealized appreciation/ (depreciation)
State Street Bank and Trust Co. cont.
	Japanese Yen	Buy	11/19/14	$17,025	$17,052	$(27)
	Japanese Yen	Sell	11/19/14	17,025	17,244	219
	Swiss Franc	Buy	9/17/14	4,140	4,296	(156)
WestPac Banking Corp.
	Japanese Yen	Buy	11/19/14	53,233	53,913	(680)
Total						$491

FUTURES CONTRACTS OUTSTANDING at 8/31/14 (Unaudited)
	Number of contracts	Value	Expiration date	Unrealized appreciation/ (depreciation)
U.S. Treasury Note 2 yr (Long)	1	$219,047	Dec-14	$170
U.S. Treasury Note 5 yr (Long)	1	118,836	Dec-14	264
Total				$434

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING at 8/31/14 (Unaudited)
Swap counterparty/ Referenced debt*	Rating***	Upfront premium received (paid)**	Notional amount	Termi- nation date	Payments received (paid) by fund per annum	Unrealized appreciation/ (depreciation)
Barclays Bank PLC
EM Series 21 Index	BBB–/P	$(216,125)	$1,750,000	6/20/19	500 bp	$(34,620)
Total		$(216,125)	$(34,620)
*Payments related to the referenced debt are made upon a credit default event.
**Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.

***Ratings are presented for credit default contracts in which the fund has sold protection on the underlying referenced debt. Ratings for an underlying index represent the average of the ratings of all the securities included in that index. The Moody’s, Standard & Poor’s or Fitch ratings are believed to be the most recent ratings available at August 31, 2014. Securities rated by Putnam are indicated by “/P.”

CENTRALLY CLEARED CREDIT DEFAULT CONTRACTS OUTSTANDING at 8/31/14 (Unaudited)
Referenced debt*	Rating***	Upfront premium received (paid)**	Notional amount	Termi- nation date	Payments received (paid) by fund per annum	Unrealized appreciation/ (depreciation)
NA HY Series 22 Index	B+/P	$(154,856)	$2,128,500	6/20/19	500 bp	$37,671
Total		$(154,856)	$37,671
*Payments related to the referenced debt are made upon a credit default event.
**Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.

***Ratings are presented for credit default contracts in which the fund has sold protection on the underlying referenced debt. Ratings for an underlying index represent the average of the ratings of all the securities included in that index. The Moody’s, Standard & Poor’s or Fitch ratings are believed to be the most recent ratings available at August 31, 2014. Securities rated by Putnam are indicated by “/P.”

42     Retirement Income Fund Lifestyle 3

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.
Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.
Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.
The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

	Valuation inputs
Investments in securities:	Level 1	Level 2	Level 3
Common stocks*:
Basic materials	$238,605	$—	$—
Capital goods	332,221	—	—
Communication services	277,817	—	—
Conglomerates	67,011	—	—
Consumer cyclicals	740,708	—	—
Consumer staples	496,891	—	—
Energy	434,563	—	—
Financials	3,183,185	—	—
Health care	670,415	—	—
Technology	533,411	—	—
Transportation	107,700	—	—
Utilities and power	266,719	—	—
Total common stocks	7,349,246	—	—
Convertible bonds and notes	—	2,336,510	2,984
Convertible preferred stocks	56,538	1,191,898	18
Corporate bonds and notes	—	1,851,980	—
Foreign government and agency bonds and notes	—	187,500	—
Investment companies	2,604,011	—	—
Mortgage-backed securities	—	197,298	—
Municipal bonds and notes	—	34,839	—
Preferred stocks	23,580	10,054	—
Senior loans	—	71,845	—
U.S. treasury obligations	—	807,270	—
Warrants	—	—	—
Short-term investments	6,513,452	355,973	—
Totals by level	$16,546,827	$7,045,167	$3,002

	Valuation inputs
Other financial instruments:	Level 1	Level 2	Level 3
Forward currency contracts	$—	$491	$—
Futures contracts	434	—	—
Credit default contracts	—	374,032	—
Totals by level	$434	$374,523	$—
*Common stock classifications are presented at the sector level, which may differ from the fund’s portfolio presentation.
At the start and close of the reporting period, Level 3 investments in securities were not considered a significant portion of the fund’s portfolio.

The accompanying notes are an integral part of these financial statements.

Retirement Income Fund Lifestyle 3     43

Statement of assets and liabilities 8/31/14 (Unaudited)
ASSETS
Investment in securities, at value (Note 1):
Unaffiliated issuers (identified cost $15,416,770)	$17,081,544
Affiliated issuers (identified cost $6,513,452) (Notes 1 and 5)	6,513,452
Cash	45,428
Foreign currency (cost $533) (Note 1)	533
Dividends, interest and other receivables	93,920
Receivable for shares of the fund sold	28,035
Receivable for investments sold	359,684
Receivable from Manager (Note 2)	27,041
Receivable for variation margin (Note 1)	94
Unrealized appreciation on forward currency contracts (Note 1)	4,895
Premium paid on OTC swap contracts (Note 1)	216,125
Prepaid assets	50,051
Total assets	24,420,802
LIABILITIES
Payable for investments purchased	504,529
Payable for shares of the fund repurchased	332
Payable for custodian fees (Note 2)	9,818
Payable for investor servicing fees (Note 2)	4,346
Payable for Trustee compensation and expenses (Note 2)	31,726
Payable for administrative services (Note 2)	66
Payable for distribution fees (Note 2)	10,841
Payable for variation margin (Note 1)	686
Unrealized depreciation on OTC swap contracts (Note 1)	34,620
Unrealized depreciation on forward currency contracts (Note 1)	4,404
Collateral on certain derivative contracts, at value (Note 1)	232,000
Other accrued expenses	54,349
Total liabilities	887,717
Net assets	$23,533,085

REPRESENTED BY
Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$33,621,338
Undistributed net investment income (Note 1)	189,614
Accumulated net realized loss on investments and foreign currency transactions (Note 1)	(11,946,530)
Net unrealized appreciation of investments and assets and liabilities in foreign currencies	1,668,663
Total — Representing net assets applicable to capital shares outstanding	$23,533,085
(Continued on next page)

The accompanying notes are an integral part of these financial statements.

44     Retirement Income Fund Lifestyle 3

	Statement of assets and liabilities (Continued)
	COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE
	Net asset value and redemption price per class A share ($17,641,988 divided by 1,547,582 shares)	$11.40
	Offering price per class A share (100/96.00 of $11.40)*	$11.88
	Net asset value and offering price per class B share ($968,271 divided by 85,273 shares)**	$11.35
	Net asset value and offering price per class C share ($3,070,112 divided by 270,309 shares)**	$11.36
	Net asset value and redemption price per class M share ($535,176 divided by 47,040 shares)	$11.38
	Offering price per class M share (100/96.75 of $11.38)†	$11.76
	Net asset value, offering price and redemption price per class R share ($5,202 divided by 457 shares)††	$11.39
	Net asset value, offering price and redemption price per class Y share ($1,312,336 divided by 114,920 shares)	$11.42
*	On single retail sales of less than $100,000. On sales of $100,000 or more the offering price is reduced.
**	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
†	On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.
††	Net asset value may not recalculate due to rounding of fractional shares.

The accompanying notes are an integral part of these financial statements.

Retirement Income Fund Lifestyle 3     45

Statement of operations Six months ended 8/31/14 (Unaudited)
INVESTMENT INCOME
Dividends (net of foreign tax of $5,446)	$152,354
Interest (including interest income of $1,855 from investments in affiliated issuers) (Note 5)	66,318
Securities lending (Note 1)	23
Total investment income	218,695
EXPENSES
Compensation of Manager (Note 2)	49,792
Investor servicing fees (Note 2)	12,261
Custodian fees (Note 2)	18,518
Trustee compensation and expenses (Note 2)	519
Distribution fees (Note 2)	40,040
Administrative services (Note 2)	188
Reports to shareholders	14,344
Auditing and tax fees	38,778
Blue sky expense	35,643
Other	2,403
Fees waived and reimbursed by Manager (Note 2)	(92,627)
Total expenses	119,859
Expense reduction (Note 2)	(38)
Net expenses	119,821
Net investment income	98,874

Net realized gain on investments (Notes 1 and 3)	323,841
Net realized loss on swap contracts (Note 1)	(23,196)
Net realized gain on futures contracts (Note 1)	907
Net realized loss on foreign currency transactions (Note 1)	(3,846)
Net unrealized appreciation of assets and liabilities in foreign currencies during the period	208
Net unrealized appreciation of investments, futures contracts and swap contracts during the period	433,035
Net gain on investments	730,949
Net increase in net assets resulting from operations	$829,823

The accompanying notes are an integral part of these financial statements.

46     Retirement Income Fund Lifestyle 3

	Statement of changes in net assets
	INCREASE IN NET ASSETS	Six months ended 8/31/14*	Year ended 2/28/14
	Operations:
	Net investment income	$98,874	$173,697
	Net realized gain on investments and foreign currency transactions	297,706	1,105,261
	Net unrealized appreciation of investments and assets and liabilities in foreign currencies	433,243	360,408
	Net increase in net assets resulting from operations	829,823	1,639,366
	Distributions to shareholders (Note 1):
	From ordinary income
	Net investment income
	Class A	(142,095)	(222,171)
	Class B	(5,023)	(9,861)
	Class C	(16,266)	(32,075)
	Class M	(4,267)	(8,545)
	Class R	(35)	(71)
	Class Y	(13,191)	(25,429)
	Increase from capital share transactions (Note 4)	4,009,880	1,118,312
	Total increase in net assets	4,658,826	2,459,526
	NET ASSETS
	Beginning of period	18,874,259	16,414,733
	End of period (including undistributed net investment income of $189,614 and $271,617, respectively)	$23,533,085	$18,874,259
*	Unaudited.

The accompanying notes are an integral part of these financial statements.

Retirement Income Fund Lifestyle 3     47

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:					RATIOS AND SUPPLEMENTAL DATA:
Period ended	Net asset value, beginning of period	Net investment income (loss)[a]	Net realized and unrealized gain (loss) on investments	Total from investment operations	From net investment income	Total distributions	Redemption fees	Net asset value, end of period	Total return at net asset value (%)[b]	Net assets, end of period (in thousands)	Ratio of expenses to average net assets (%)[c,d]	Ratio of net investment income (loss) to average net assets (%)[d]	Portfolio turnover (%)
Class A
August 31, 2014**	$11.05	.06	.39	.45	(.10)	(.10)	—	$11.40	4.11*	$17,642	.50*	.53*	25*
February 28, 2014	10.21	.12	.92	1.04	(.20)	(.20)	—	11.05	10.33	13,539	1.01[e]	1.18	54
February 28, 2013	9.58	.16	.67	.83	(.20)	(.20)	—	10.21	8.83	10,782	1.00[e]	1.69	45
February 29, 2012	9.76	.20	(.11)	.09	(.27)	(.27)	—	9.58	1.04	12,145	1.04[e]	2.10	92
February 28, 2011	9.00	.25	.76	1.01	(.25)	(.25)	—[f]	9.76	11.45	14,224.97		2.65	72
February 28, 2010	6.69	.36	2.54	2.90	(.59)	(.59)	—[f]	9.00	44.22	13,694.75		4.31	93[g]
Class B
August 31, 2014**	$11.01	.02	.38	.40	(.06)	(.06)	—	$11.35	3.66*	$968	.88*	.16*	25*
February 28, 2014	10.18	.05	.91	.96	(.13)	(.13)	—	11.01	9.45	876	1.76[e]	.44	54
February 28, 2013	9.54	.09	.68	.77	(.13)	(.13)	—	10.18	8.12	812	1.75[e]	.94	45
February 29, 2012	9.72	.13	(.11)	.02	(.20)	(.20)	—	9.54	.26	965	1.79[e]	1.36	92
February 28, 2011	8.97	.17	.77	.94	(.19)	(.19)	—[f]	9.72	10.58	1,180	1.72	1.87	72
February 28, 2010	6.67	.30	2.52	2.82	(.52)	(.52)	—[f]	8.97	43.13	846	1.50	3.69	93[g]
Class C
August 31, 2014**	$11.01	.02	.39	.41	(.06)	(.06)	—	$11.36	3.75*	$3,070	.88*	.16*	25*
February 28, 2014	10.18	.05	.90	.95	(.12)	(.12)	—	11.01	9.43	2,835	1.76[e]	.44	54
February 28, 2013	9.55	.09	.67	.76	(.13)	(.13)	—	10.18	8.03	2,715	1.75[e]	.90	45
February 29, 2012	9.72	.13	(.10)	.03	(.20)	(.20)	—	9.55	.35	2,352	1.79[e]	1.33	92
February 28, 2011	8.97	.18	.76	.94	(.19)	(.19)	—[f]	9.72	10.56	3,120	1.72	1.90	72
February 28, 2010	6.67	.29	2.54	2.83	(.53)	(.53)	—[f]	8.97	43.15	2,940	1.50	3.55	93[g]
Class M
August 31, 2014**	$11.03	.05	.39	.44	(.09)	(.09)	—	$11.38	3.99*	$535	.63*	.41*	25*
February 28, 2014	10.20	.10	.91	1.01	(.18)	(.18)	—	11.03	9.98	487	1.26[e]	.96	54
February 28, 2013	9.56	.14	.68	.82	(.18)	(.18)	—	10.20	8.68	507	1.25[e]	1.41	45
February 29, 2012	9.74	.16	(.10)	.06	(.24)	(.24)	—	9.56	.70	465	1.37[e]	1.71	92
February 28, 2011	8.98	.20	.77	.97	(.21)	(.21)	—[f]	9.74	10.90	445	1.47	2.17	72
February 28, 2010	6.68	.31	2.53	2.84	(.54)	(.54)	—[f]	8.98	43.41	388	1.25	3.68	93[g]
Class R
August 31, 2014**	$11.04	.05	.39	.44	(.09)	(.09)	—	$11.39	3.98*	$5	.63*	.40*	25*
February 28, 2014	10.20	.10	.92	1.02	(.18)	(.18)	—	11.04	10.06	4	1.26[e]	.93	54
February 28, 2013	9.59	.10	.69	.79	(.18)	(.18)	—	10.20	8.35	4	1.25[e]	1.14	45
February 29, 2012	9.77	.18	(.11)	.07	(.25)	(.25)	—	9.59	.77	1	1.29[e]	1.87	92
February 28, 2011	9.01	.22	.77	.99	(.23)	(.23)	—[f]	9.77	11.15	1	1.22	2.40	72
February 28, 2010	6.69	.34	2.55	2.89	(.57)	(.57)	—[f]	9.01	44.04	1	1.00	4.07	93[g]
Class Y
August 31, 2014**	$11.07	.07	.39	.46	(.11)	(.11)	—	$11.42	4.21*	$1,312	.38*	.66*	25*
February 28, 2014	10.22	.15	.93	1.08	(.23)	(.23)	—	11.07	10.67	1,134	.76[e]	1.46	54
February 28, 2013	9.59	.18	.68	.86	(.23)	(.23)	—	10.22	9.08	1,595	.75[e]	1.86	45
February 29, 2012	9.77	.23	(.11)	.12	(.30)	(.30)	—	9.59	1.30	1,386	.79[e]	2.38	92
February 28, 2011	9.01	.27	.77	1.04	(.28)	(.28)	—[f]	9.77	11.73	1,555.72		2.90	72
February 28, 2010	6.70	.45	2.47	2.92	(.61)	(.61)	—[f]	9.01	44.53	1,474.50		5.71	93[g]

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

48	Retirement Income Fund Lifestyle 3	Retirement Income Fund Lifestyle 3	49

Financial highlights (Continued)

*Not annualized.

**Unaudited.

a Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

c Includes amounts paid through expense offset and/or brokerage/service arrangements, if any (Note 2). Also excludes acquired fund fees and expenses, if any.

d Reflects an involuntary contractual expense limitation in effect during the period. As a result of such limitations and/or waivers, the expenses of each class reflect a reduction of the following amounts (Note 2):

Percentage of average net assets
August 31, 2014	0.44%
February 28, 2014	0.77
February 28, 2013	0.77
February 29, 2012	0.80
February 28, 2011	0.82
February 28, 2010	1.12

e Expense ratios do not include expenses of the underlying fund.

f Amount represents less than $0.01 per share.

g Portfolio turnover excludes TBA purchase and sale transactions.

The accompanying notes are an integral part of these financial statements.

50     Retirement Income Fund Lifestyle 3

Notes to financial statements 8/31/14 (Unaudited)

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from March 1, 2014 through August 31, 2014.

Putnam Retirement Income Fund Lifestyle 3 (the fund) is a diversified series of Putnam Funds Trust (the Trust), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The goal of the fund is to seek current income consistent with what Putnam Management believes to be prudent risk. The fund’s secondary goal is capital appreciation. The fund invests mainly in a combination of bonds and common stocks of U.S. and non-U.S. companies and in Putnam Absolute Return 700 Fund, which is a Putnam mutual fund Putnam Management refers to as the underlying fund. The fund may invest without limit in bonds that are either investment-grade or below investment-grade in quality (sometimes referred to as “junk bonds”) and have short- to long-term maturities. The fund also invests in other fixed-income securities, such as mortgage-backed investments, and invests in money market securities or affiliated money market or short-term investment funds for cash management. The fund also invests, to a lesser extent, in equity securities (growth or value stocks or both) of companies of any size. Putnam Management may consider, among other factors, credit, interest rate and prepayment risks, as well as general market conditions, when deciding whether to buy or sell fixed-income investments, and, among other factors, a company’s valuation, financial strength, growth potential, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell equity investments. Putnam Management may also select other investments that do not fall within these asset classes.

The fund offers class A, class B, class C, class M, class R and class Y shares. Class A and class M shares are sold with a maximum front-end sales charge of 4.00% and 3.25%, respectively, and generally do not pay a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase. Class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class R shares, which are not available to all investors, are sold at net asset value. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee. Class Y shares are not available to all investors.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities under Accounting Standards Codification 820 Fair Value Measurements and Disclosures (ASC 820). If no

Retirement Income Fund Lifestyle 3     51

sales are reported, as in the case of some securities that are traded OTC, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Investments in open-end investment companies (excluding exchange traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

Market quotations are not considered to be readily available for certain debt obligations and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which consider such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2. Short-term securities with remaining maturities of 60 days or less may be valued at amortized cost, which approximates fair value and are classified as Level 2 securities.

Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. These securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures and recovery rates. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

Such valuations and procedures are reviewed periodically by the Trustees. Certain securities may be valued on the basis of a price provided by a single source. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income, net of any applicable withholding taxes, is recorded on the accrual basis. Dividend income, net of any applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain. All premiums/discounts are amortized/accreted on a yield-to-maturity basis.

The fund earned certain fees in connection with its senior loan purchasing activities. These fees are treated as market discount and are amortized into income in the Statement of operations.

Stripped securities The fund may invest in stripped securities which represent a participation in securities that may be structured in classes with rights to receive different portions of the interest and principal. Interest-only securities receive all of the interest and principal-only securities receive all of the principal. If the interest-only securities experience greater than anticipated prepayments of principal, the fund may fail to recoup fully its initial investment in these securities. Conversely, principal-only securities increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated. The fair value of these securities is highly sensitive to changes in interest rates.

52     Retirement Income Fund Lifestyle 3

Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The fair value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

Futures contracts The fund uses futures contracts to manage exposure to market risk, to hedge prepayment risk, to hedge interest rate risk, to gain exposure to interest rates and to equitize cash.

The potential risk to the fund is that the change in value of futures contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. With futures, there is minimal counterparty credit risk to the fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. Risks may exceed amounts recognized on the Statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.”

Futures contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Forward currency contracts The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to hedge foreign exchange risk and to gain exposure on currency.

The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The fair value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in fair value is recorded as an unrealized gain or loss. The fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed when the contract matures or by delivery of the currency. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statement of assets and liabilities.

Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Credit default contracts The fund entered into OTC and/or centrally cleared credit default contracts to hedge credit risk, to hedge market risk and to gain exposure on individual names and/or baskets of securities.

In OTC and centrally cleared credit default contracts, the protection buyer typically makes a periodic stream of payments to a counterparty, the protection seller, in exchange for the right to receive a contingent payment upon the occurrence of a credit event on the reference obligation or all other equally ranked obligations of the reference entity. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring and obligation acceleration. For OTC credit default contracts, an upfront payment received by the fund is recorded as a liability on the fund’s books. An upfront payment made by the fund is recorded as an asset on the fund’s books. Centrally cleared credit default contracts provide the same rights to the protection buyer and seller except the payments between parties, including upfront premiums, are settled through a central clearing agent through variation margin payments. Upfront and periodic payments received or paid by the fund for OTC and centrally cleared credit default contracts are recorded as realized gains or losses at the reset date or close of the contract. The OTC and centrally cleared credit default contracts are marked to market daily based upon quotations from an independent pricing

Retirement Income Fund Lifestyle 3     53

service or market makers. Any change in value of OTC credit default contracts is recorded as an unrealized gain or loss. Daily fluctuations in the value of centrally cleared credit default contracts are recorded in variation margin on the Statement of assets and liabilities and recorded as unrealized gain or loss. Upon the occurrence of a credit event, the difference between the par value and fair value of the reference obligation, net of any proportional amount of the upfront payment, is recorded as a realized gain or loss.

In addition to bearing the risk that the credit event will occur, the fund could be exposed to market risk due to unfavorable changes in interest rates or in the price of the underlying security or index or the possibility that the fund may be unable to close out its position at the same time or at the same price as if it had purchased the underlying reference obligations. In certain circumstances, the fund may enter into offsetting OTC and centrally cleared credit default contracts which would mitigate its risk of loss. Risks of loss may exceed amounts recognized on the Statement of assets and liabilities. The fund’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the fair value of the contract. This risk may be mitigated for OTC credit default contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared credit default contracts through the daily exchange of variation margin. Counterparty risk is further mitigated with respect to centrally cleared credit default swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default. Where the fund is a seller of protection, the maximum potential amount of future payments the fund may be required to make is equal to the notional amount.

OTC and centrally cleared credit default contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

Master agreements The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements (Master Agreements) with certain counterparties that govern OTC derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and with respect to those amounts which can be sold or repledged, is presented in the fund’s portfolio.

Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.

Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund had a net liability position of $2,083 on open derivative contracts subject to the Master Agreements. There was no collateral posted by the fund at period end for these agreements.

Securities lending The fund may lend securities, through its agent, to qualified borrowers in order to earn additional income. The loans are collateralized by cash in an amount at least equal to the fair value of the securities loaned. The fair value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The risk of borrower default will be borne by the fund’s agent; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending is included in investment income on the Statement of operations. Cash collateral is invested in Putnam Cash Collateral Pool, LLC, a limited liability company managed by an affiliate of Putnam Management. Investments in Putnam Cash Collateral Pool, LLC are valued at its closing net asset value each business day. There are no management fees charged to Putnam Cash Collateral Pool, LLC. At the close of the reporting period, the fund had no securities out on loan.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

54     Retirement Income Fund Lifestyle 3

Lines of credit The fund participates, along with other Putnam funds, in a $392.5 million unsecured committed line of credit and a $235.5 million unsecured uncommitted line of credit, both provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to the Federal Funds rate plus 1.25% for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.04% of the committed line of credit and 0.04% of the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.11% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

The fund may also be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

At February 28, 2014, the fund had a capital loss carryover of $12,216,747 available to the extent allowed by the Code to offset future net capital gain, if any. The amounts of the carryovers and the expiration dates are:

Loss carryover
Short-term	Long-term	Total	Expiration
$1,742,251	N/A	$1,742,251	February 28, 2017
10,474,496	N/A	10,474,496	February 28, 2018

Under the Regulated Investment Company Modernization Act of 2010, the fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred will be required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

The aggregate identified cost on a tax basis is $21,957,324, resulting in gross unrealized appreciation and depreciation of $1,863,675 and $226,003, respectively, or net unrealized appreciation of $1,637,672.

Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Retirement Income Fund Lifestyle 3     55

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee, computed and paid monthly, (based on the fund’s average net assets, excluding assets that are invested in other Putnam funds that charge a management fee) at annual rates that may vary based on the average of the aggregate net assets of most open-end funds, as defined in the fund’s management contract, sponsored by Putnam Management. Such annual rates may vary as follows:

0.680%	of the first $5 billion,
0.630%	of the next $5 billion,
0.580%	of the next $10 billion,
0.530%	of the next $10 billion,
0.480%	of the next $50 billion,
0.460%	of the next $50 billion,
0.450%	of the next $100 billion and
0.445%	of any excess thereafter.

Putnam Management has contractually agreed to waive fees (and, to the extent necessary, bear other expenses) of the fund through June 30, 2015, to the extent that expenses of the fund (excluding brokerage, interest, taxes, investment-related expenses, such as borrowing costs, payments under distribution plans, and extraordinary expenses and acquired fund fees and expenses) would exceed an annual rate of 0.75% of the fund’s average net assets. During the reporting period, the fund’s expenses were reduced by $1,511 as a result of this limit.

Putnam Management has also contractually agreed, through June 30, 2015, to waive fees or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets, that do not represent the fund’s investments in other Putnam funds, other than Putnam Money Market Liquidity Fund and Putnam Short Term Investment Fund, over such fiscal year-to-date period. During the reporting period, the fund’s expenses were reduced by $91,116 as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.35% of the average net assets of the portion of the fund managed by PIL.

The Putnam Advisory Company, LLC (PAC), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund, as designated from time to time by Putnam Management or PIL. Putnam Management or PIL, as applicable, pays a quarterly sub-advisory fee to PAC for its services at the annual rate of 0.35% of the average net assets of the portion of the fund’s assets for which PAC is engaged as sub-adviser.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing based on the fund’s retail asset level, the number of shareholder accounts in the fund and the level of defined contribution plan assets in the fund. Investor servicing fees will not exceed an annual rate of 0.32% of the fund’s average net assets. During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:

Class A	$8,959
Class B	525
Class C	1,701
Class M	314
Class R	2
Class Y	760
Total	$12,261

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. The fund also reduced expenses through brokerage/service arrangements. For the reporting period, the fund’s expenses were reduced by $33 under the expense offset arrangements and by $5 under the brokerage/service arrangements.

56     Retirement Income Fund Lifestyle 3

Each Independent Trustee of the fund receives an annual Trustee fee, of which $12, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to its class A, class B, class C, class M and class R shares pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35%, 1.00%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00%, 0.50% and 0.50% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. During the reporting period, the class specific expenses related to distribution fees were as follows:

Class A	$19,409
Class B	4,544
Class C	14,717
Class M	1,359
Class R	11
Total	$40,040

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $1,924 and $1 from the sale of class A and class M shares, respectively, and received no monies and $171 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% and 0.40% is assessed on certain redemptions of class A and class M shares, respectively. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received no monies on class A and class M redemptions.

Note 3: Purchases and sales of securities

During the reporting period, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $7,622,580 and $3,580,563, respectively. These figures include the cost of purchases and proceeds from sales of long-term U.S. government securities of $271,210 and $28,763, respectively.

Note 4: Capital shares

At the close of the reporting period, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

	Six months ended 8/31/14		Year ended 2/28/14
Class A	Shares	Amount	Shares	Amount
Shares sold	497,390	$5,587,827	400,524	$4,294,866
Shares issued in connection with reinvestment of distributions	11,557	130,102	19,402	205,881
	508,947	5,717,929	419,926	4,500,747
Shares repurchased	(186,602)	(2,092,224)	(250,629)	(2,663,948)
Net increase	322,345	$3,625,705	169,297	$1,836,799

Retirement Income Fund Lifestyle 3     57

	Six months ended 8/31/14		Year ended 2/28/14
Class B	Shares	Amount	Shares	Amount
Shares sold	18,823	$210,590	13,430	$142,345
Shares issued in connection with reinvestment of distributions	413	4,631	871	9,210
	19,236	215,221	14,301	151,555
Shares repurchased	(13,494)	(149,548)	(14,597)	(153,183)
Net increase (decrease)	5,742	$65,673	(296)	$(1,628)

	Six months ended 8/31/14		Year ended 2/28/14
Class C	Shares	Amount	Shares	Amount
Shares sold	21,290	$239,899	36,940	$387,734
Shares issued in connection with reinvestment of distributions	1,339	15,008	2,872	30,366
	22,629	254,907	39,812	418,100
Shares repurchased	(9,697)	(107,495)	(49,166)	(520,214)
Net increase (decrease)	12,932	$147,412	(9,354)	$(102,114)

	Six months ended 8/31/14		Year ended 2/28/14
Class M	Shares	Amount	Shares	Amount
Shares sold	9,112	$102,259	1,218	$13,290
Shares issued in connection with reinvestment of distributions	379	4,259	807	8,543
	9,491	106,518	2,025	21,833
Shares repurchased	(6,596)	(74,566)	(7,597)	(81,440)
Net increase (decrease)	2,895	$31,952	(5,572)	$(59,607)

	Six months ended 8/31/14		Year ended 2/28/14
Class R	Shares	Amount	Shares	Amount
Shares sold	93	$1,036	469	$5,007
Shares issued in connection with reinvestment of distributions	3	35	7	71
	96	1,071	476	5,078
Shares repurchased	—	—	(471)	(4,840)
Net increase	96	$1,071	5	$238

	Six months ended 8/31/14		Year ended 2/28/14
Class Y	Shares	Amount	Shares	Amount
Shares sold	30,172	$338,684	23,408	$252,705
Shares issued in connection with reinvestment of distributions	966	10,887	2,082	22,080
	31,138	349,571	25,490	274,785
Shares repurchased	(18,692)	(211,504)	(78,985)	(830,161)
Net increase (decrease)	12,446	$138,067	(53,495)	$(555,376)

58     Retirement Income Fund Lifestyle 3

At the close of the reporting period, Putnam Investments, LLC owned the following shares of the fund:

	Shares owned	Percentage of ownership	Fair value
Class M	132	0.3%	$1,502
Class R	134	29.3	1,526

Note 5: Affiliated transactions

Transactions during the reporting period with a company which is under common ownership or control, or involving securities of companies in which the fund owned at least 5% of the outstanding voting securities, were as follows:

Name of affiliates	Fair value at the beginning of the reporting period	Purchase cost	Sale proceeds	Investment income	Capital gain distributions	Fair value at the end of the reporting period
Putnam Short Term Investment Fund*	$6,337,380	$3,541,310	$3,365,238	$1,855	$—	$6,513,452
Putnam Absolute Return 700 Fund Class Y	1,887,555	697,368	314,468	—	—	2,328,340
Totals	$8,224,935	$4,238,678	$3,679,706	$1,855	$—	$8,841,792

*Management fees charged to Putnam Short Term Investment Fund have been waived by Putnam Management.

Note 6: Senior loan commitments

Senior loans are purchased or sold on a when-issued or delayed delivery basis and may be settled a month or more after the trade date, which from time to time can delay the actual investment of available cash balances; interest income is accrued based on the terms of the securities. Senior loans can be acquired through an agent, by assignment from another holder of the loan, or as a participation interest in another holder’s portion of the loan. When the fund invests in a loan or participation, the fund is subject to the risk that an intermediate participant between the fund and the borrower will fail to meet its obligations to the fund, in addition to the risk that the borrower under the loan may default on its obligations.

Note 7: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations. The fund may invest a significant portion of its assets in securitized debt instruments, including mortgage-backed and asset-backed investments. The yields and values of these investments are sensitive to changes in interest rates, the rate of principal payments on the underlying assets and the market’s perception of the issuers. The market for these investments may be volatile and limited, which may make them difficult to buy or sell.

Note 8: Summary of derivative activity

The volume of activity for the reporting period for any derivative type that was held during the period is listed below and was as follows based on an average of the holdings at the end of each fiscal quarter:

Futures contracts (number of contracts)	2
Forward currency contracts (contract amount)	$620,000
OTC credit default contracts (notional)	$1,700,000
Centrally cleared credit default contracts (notional)	$2,100,000
Warrants (number of warrants)	6,000

Retirement Income Fund Lifestyle 3     59

Fair value of derivative instruments as of the close of the reporting period

	Asset derivatives		Liability derivatives
Derivatives not accounted for as hedging instruments under ASC 815	Statement of assets and liabilities location	Fair value	Statement of assets and liabilities location	Fair value
Credit contracts	Receivables, Net assets — Unrealized appreciation	$374,032*	Payables	$—
Foreign exchange contracts	Receivables	4,895	Payables	4,404
Equity contracts	Investments	—	Payables	—
Interest rate contracts	Receivables, Net assets — Unrealized appreciation	434*	Payables	—
Total		$379,361		$4,404

*Includes cumulative appreciation/depreciation of futures contracts and centrally cleared swaps as reported in the fund’s portfolio. Only current day’s variation margin is reported within the Statement of assets and liabilities.

The following is a summary of realized and change in unrealized gains or losses of derivative instruments on the Statement of operations for the reporting period (see Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted for as hedging instruments under ASC 815	Futures	Forward currency contracts	Swaps	Total
Credit contracts	$—	$—	$(23,196)	$(23,196)
Foreign exchange contracts	—	(3,916)	—	$(3,916)
Interest rate contracts	907	—	—	$907
Total	$907	$(3,916)	$(23,196)	$(26,205)

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted for as hedging instruments under ASC 815	Warrants	Futures	Forward currency contracts	Swaps	Total
Credit contracts	$—	$—	$—	$85,788	$85,788
Foreign exchange contracts	—	—	419	—	$419
Equity contracts	—	—	—	—	$—
Interest rate contracts	—	47	—	—	$47
Total	$—	$47	$419	$85,788	$86,254

60     Retirement Income Fund Lifestyle 3

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Retirement Income Fund Lifestyle 3     61

Note 9: Offsetting of financial and derivative assets and liabilities

The following table summarizes any derivatives, repurchase agreements and reverse repurchase agreements, at the end of the reporting period, that are subject to an enforceable master netting agreement or similar agreement. For securities lending transactions or borrowing transactions associated with securities sold short, if any, see Note 1. For financial reporting purposes, the fund does not offset financial assets and financial liabilities that are subject to the master netting agreements in the Statement of assets and liabilities.

	Barclays Bank PLC	Barclays Capital Inc. (clearing broker)	Citibank, N.A.	Credit Suisse International	Deutsche Bank AG	Goldman Sachs International	HSBC Bank USA, National Association	JPMorgan Chase Bank N.A.	Merrill Lynch, Pierce, Fenner & Smith, Inc.	State Street Bank and Trust Co.	WestPac Banking Corp.	Total
Assets:
OTC Credit default contracts*#	$181,505	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$181,505
Centrally cleared credit default contracts§	—	—	—	—	—	—	—	—	—	—	—	—
Futures contracts§	—	—	—	—	—	—	—	—	94	—	—	94
Forward currency contracts#	188	—	138	1,926	7	10	—	896	—	1,730	—	4,895
Total Assets	$181,693	$—	$138	$1,926	$7	$10	$—	$896	$94	$1,730	$—	$186,494
Liabilities:
OTC Credit default contracts*#	—	—	—	—	—	—	—	—	—	—	—	—
Centrally cleared credit default contracts§	—	686	—	—	—	—	—	—	—	—	—	686
Futures contracts§	—	—	—	—	—	—	—	—	—	—	—	—
Forward currency contracts#	777	—	800	517	411	86	261	689	—	183	680	4,404
Total Liabilities	$777	$686	$800	$517	$411	$86	$261	$689	$—	$183	$680	$5,090
Total Financial and Derivative Net Assets	$180,916	$(686)	$(662)	$1,409	$(404)	$(76)	$(261)	$207	$94	$1,547	$(680)	$181,404
Total collateral received (pledged)†##	$180,916	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Net amount	$—	$(686)	$(662)	$1,409	$(404)	$(76)	$(261)	$207	$94	$1,547	$(680)

*	Excludes premiums, if any. Included in unrealized appreciation and depreciation on OTC swap contracts on the Statement of assets and liabilities.
†	Additional collateral may be required from certain brokers based on individual agreements.
#	Covered by master netting agreement. (Note 1)
##	Any over-collateralization of total financial and derivative net assets is not shown. Collateral may include amounts related to unsettled agreements.
§

Includes current day’s variation margin only as reported on the Statement of assets and liabilities, which is not collateralized. Cumulative appreciation/(depreciation) for futures contracts and centrally cleared swap contracts is represented in the tables listed after the fund’s portfolio.

62	Retirement Income Fund Lifestyle 3	Retirement Income Fund Lifestyle 3	63

Services for shareholders

Investor services

Systematic investment plan Tell us how much you wish to invest regularly — weekly, semimonthly, or monthly — and the amount you choose will be transferred automatically from your checking or savings account. There’s no additional fee for this service, and you can suspend it at any time. This plan may be a great way to save for college expenses or to plan for your retirement.

Please note that regular investing does not guarantee a profit or protect against loss in a declining market. Before arranging a systematic investment plan, consider your financial ability to continue making purchases in periods when prices are low.

Systematic exchange You can make regular transfers from one Putnam fund to another Putnam fund. There are no additional fees for this service, and you can cancel or change your options at any time.

Dividends PLUS You can choose to have the dividend distributions from one of your Putnam funds automatically reinvested in another Putnam fund at no additional charge.

Free exchange privilege You can exchange money between Putnam funds free of charge, as long as they are the same class of shares. A signature guarantee is required if you are exchanging more than $500,000. The fund reserves the right to revise or terminate the exchange privilege.

Reinstatement privilege If you’ve sold Putnam shares or received a check for a dividend or capital gain, you may reinvest the proceeds with Putnam within 90 days of the transaction and they will be reinvested at the fund’s current net asset value — with no sales charge. However, reinstatement of class B shares may have special tax consequences. Ask your financial or tax representative for details.

Check-writing service You have ready access to many Putnam accounts. It’s as simple as writing a check, and there are no special fees or service charges. For more information about the check-writing service, call Putnam or visit our website.

Dollar cost averaging When you’re investing for long-term goals, it’s time, not timing, that counts. Investing on a systematic basis is a better strategy than trying to figure out when the markets will go up or down. This means investing the same amount of money regularly over a long period. This method of investing is called dollar cost averaging. When a fund’s share price declines, your investment dollars buy more shares at lower prices. When it increases, they buy fewer shares. Over time, you will pay a lower average price per share.

For more information

Visit the Individual Investors section at putnam.com A secure section of our website contains complete information on your account, including balances and transactions, updated daily. You may also conduct transactions, such as exchanges, additional investments, and address changes. Log on today to get your password.

Call us toll free at 1-800-225-1581 Ask a helpful Putnam representative or your financial advisor for details about any of these or other services, or see your prospectus.

64     Retirement Income Fund Lifestyle 3

Fund information

Founded over 75 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager

Putnam Investment
Management, LLC
One Post Office Square
Boston, MA 02109

Investment Sub-Manager

Putnam Investments Limited
57–59 St James’s Street
London, England SW1A 1LD

Investment Sub-Advisor

The Putnam Advisory Company, LLC
One Post Office Square
Boston, MA 02109

Marketing Services

Putnam Retail Management
One Post Office Square
Boston, MA 02109

Custodian

State Street Bank
and Trust Company

Legal Counsel

Ropes & Gray LLP

Trustees

Jameson A. Baxter, Chair
Liaquat Ahamed
Ravi Akhoury
Barbara M. Baumann
Charles B. Curtis
Robert J. Darretta
Katinka Domotorffy
John A. Hill
Paul L. Joskow
Kenneth R. Leibler
Robert E. Patterson
George Putnam, III
Robert L. Reynolds
W. Thomas Stephens

Officers

Robert L. Reynolds
President

Jonathan S. Horwitz
Executive Vice President,
Principal Executive Officer, and
Compliance Liaison

Steven D. Krichmar
Vice President and
Principal Financial Officer

Robert T. Burns
Vice President and
Chief Legal Officer

Robert R. Leveille
Vice President and
Chief Compliance Officer

Michael J. Higgins
Vice President, Treasurer,
and Clerk

Janet C. Smith
Vice President,
Principal Accounting Officer,
and Assistant Treasurer

Susan G. Malloy
Vice President and
Assistant Treasurer

James P. Pappas
Vice President

Mark C. Trenchard
Vice President and
BSA Compliance Officer

Nancy E. Florek
Vice President, Director of
Proxy Voting and Corporate
Governance, Assistant Clerk,
and Associate Treasurer

This report is for the information of shareholders of Putnam Retirement Income Fund Lifestyle 3. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

75 YEARS

Putnam INVESTMENTS

One Post Office Square
Boston, MA 02109

putnam.com

1-800-225-1581

PRSRT STD
U.S. POSTAGE PAID
BROCKTON, MA
PERMIT NO. 600

Electronic service requested

A BALANCED APPROACH

Since 1937, when George Putnam created a diverse mix of stocks and bonds in a single, professionally managed portfolio, Putnam has championed the balanced approach.

A WORLD OF INVESTING

Today, we offer investors a world of equity, fixed-income, multi-asset, and absolute-return portfolios to suit a range of financial goals.

A COMMITMENT TO EXCELLENCE

Our portfolio managers seek superior results over time, backed by original, fundamental research on a global scale. We believe in the value of experienced financial advice, in providing exemplary service, and in putting clients first in all we do.

Go paperless: Log on to putnam.com or scan this code to update your mailing options.

SA103
290164 10/14

Item 2. Code of Ethics:

Not applicable

Item 3. Audit Committee Financial Expert:

Not applicable

Item 4. Principal Accountant Fees and Services:

Not applicable

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) Not applicable

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

Putnam Funds Trust

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: October 28, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: October 28, 2014

By (Signature and Title):

/s/ Steven D. Krichmar Steven D. Krichmar Principal Financial Officer

Date: October 28, 2014